                                                                    EXHIBIT 10.2



                             PARTICIPATION AGREEMENT

                            dated as of May 18, 1999

                                      among

                            MINIMED DEVELOPMENT CORP.
                  as the Construction Agent and as the Lessee,

                  MINIMED INC. AND CERTAIN OF ITS SUBSIDIARIES

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      not individually, except as expressly
                 stated herein, but solely as the Owner Trustee
                   under the MiniMed Real Estate Trust 1999-1,

                  THE HOLDERS FROM TIME TO TIME OF CERTIFICATES
         ISSUED BY THE AFOREMENTIONED TRUST, as the Certificateholders,

          THE LENDERS FROM TIME TO TIME PARTIES HERETO, as the Lenders,

         THE REVOLVING CREDIT LENDERS FROM TIME TO TIME PARTIES HERETO,
                             as the Revolving Credit
                                    Lenders,

                            THE BANK OF NOVA SCOTIA,
                             as Documentation Agent,

                           ING BARING FURMAN SELZ LLC,
                              as Syndication Agent,

                                       and

                             ING (U.S.) CAPITAL LLC,
          as the Agent for the Lenders and the Revolving Credit Lenders
               and as the Collateral Agent for the Owner Trustee,
                    the Lenders, the Revolving Credit Lenders
           and the Certificateholders to the extent of their interests

                                TABLE OF CONTENTS


ARTICLE 1. THE LEASE TRANSACTION
        Section 1.1.    The Term Loan Facility
        Section 1.2.    The Certificateholder Advances

ARTICLE 2. REVOLVING CREDIT FACILITY
        Section 2.1.    The Revolving Credit Facility

ARTICLE 3. SUMMARY OF TRANSACTIONS
        Section 3.1.    Related Documents
        Section 3.2.    Property Acquisition
        Section 3.3.    Construction of Improvements; Commencement of Basic Rent

ARTICLE 4. THE CLOSINGS
        Section 4.1.    Effective Date
        Section 4.2.    Effective Date; Fundings

ARTICLE 5. FUNDINGS; CONDITIONS PRECEDENT; REPORTING REQUIREMENTS ON COMPLETION
           DATE; THE LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS ON LIENS
        Section 5.1.    General
        Section 5.2.    Procedures for Funding
        Section 5.3.    Conditions Precedent Relating to the Effective Date
        Section 5.4.    Conditions Precedent Relating to Fundings after the Effective
                        Date and prior to the Completion Date
        Section 5.5.    Additional Reporting and Delivery Requirements on Completion Date
        Section 5.6.    The Construction Agent Delivery of Construction Budget
                        Modifications
        Section 5.7.    Restrictions on Liens
        Section 5.8     Joinder Agreement Requirements
        Section 5.9.    Payments
        Section 5.10.   Modifications of Schedules Reflecting Certificateholder
                        Commitments and Lender Commitments
        Section 5.11.   Minimum Size of Fundings

ARTICLE 6. REPRESENTATIONS AND WARRANTIES
        Section 6.1.    Representations and Warranties of the Borrower
        Section 6.2.    Representations and Warranties of the Construction Agent and
                        the Lessee

ARTICLE 7.  PAYMENT OF CERTAIN EXPENSES
        Section 7.1. Payment of Lease Transaction Expenses on or prior to Completion Date
        Section 7.2     Lease Transaction Expenses
        Section 7.3.    Expenses under Revolving Credit Agreement
ARTICLE 8.  OTHER COVENANTS AND AGREEMENTS
        Section 8.1.    Cooperation with the Construction Agent or the Lessee
        Section 8.2.    Covenants of the Owner Trustee and the Certificateholders
        Section 8.3.    Credit Party Covenants, Consent and Acknowledgment
        Section 8.4.    Sharing of Certain Payments
        Section 8.5.    Grant of Easements, etc.
        Section 8.6.    Release of Property, etc.

ARTICLE 9.  CREDIT AGREEMENT AND TRUST AGREEMENT
        Section 9.1.    The Construction Agent's and the Lessee's Credit Agreement Rights
        Section 9.2.    The Construction Agent's and the Lessee's Trust Agreement Rights

ARTICLE 10. COLLATERAL AGENT
        Section 10.1    Appointment and Authorization
        Section 10.2    Same Rights as a Lender
        Section 10.3    Actions by the Collateral Agent
        Section 10.4    Consultation with Experts
        Section 10.5    Liability
        Section 10.6    Indemnification
        Section 10.7    Credit Decision
        Section 10.8    Successor Collateral Agent; Removal
        Section 10.9    Sharing by Secured Parties

ARTICLE 11. EVENTS OF DEFAULT
        Section 11.1    Events of Default
        Section 11.2    Default Remedies
        Section 11.3    Set-off and Other Remedies

ARTICLE 12. APPLICATION OF PAYMENTS AND PROCEEDS
        Section 12.1    Collection and Allocation of Payments and other Accounts
        Section 12.2    Application of Proceeds Upon Sale of Property and Equipment
        Section 12.3    Application of Proceeds Upon Purchase of Property and
                        Equipment by Lessee
        Section 12.4    Application of Proceeds of Surrender Payment Upon Surrender
                        of Property and Equipment by Lessee
        Section 12.5    Application of Proceeds Upon Exercise of Remedies Upon

                        Event of Default

ARTICLE 13. INDEMNIFICATION
        Section 13.1.   General Indemnity
        Section 13.2.   General Tax Indemnity
        Section 13.3.   Proceedings in Respect of Claims
        Section 13.4.   EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE,
                        STRICT LIABILITY, ETC

ARTICLE 14. GENERAL PROVISIONS
        Section 14.1    Assignment
        Section 14.2    Amendments and Waivers
        Section 14.3    Notices
        Section 14.4    Cumulative Rights; No Waiver
        Section 14.5    Counterparts
        Section 14.6    Severability
        Section 14.7    Headings
        Section 14.8    Termination by Parent
        Section 14.9    GOVERNING LAW
        Section 14.10   WAIVER OF JURY TRIAL
        Section 14.11   Survival of Agreements
        Section 14.12   Parties in Interest
        Section 14.13   Liability Limited
        Section 14.14   Further Assurances
        Section 14.15   Financial Reporting/Tax Characterization
        Section 14.16   Confidentiality

                             PARTICIPATION AGREEMENT


        THIS PARTICIPATION AGREEMENT dated as of May 18, 1999 (this "Agreement") is by and among MINIMED DEVELOPMENT CORP., a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties hereto from time to time as guarantors, individually, a "Guarantor" and collectively, the "Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as the Owner Trustee under the MiniMed Real Estate Trust 1999-1 (in such capacity the "Owner Trustee" or the "Lessor"); the various parties hereto from time to time as holders of certificates issued by the Owner Trustee with respect to the MiniMed Real Estate Trust 1999-1 (individually, a "Certificateholder" and collectively, the "Certificateholders"); the various parties hereto from time to time as Lenders (individually, a "Lender" and collectively, the "Lenders"); the various parties hereto from time to time as Revolving Credit Lenders (individually a "Revolving Credit Lender" and collectively the "Revolving Credit Lenders"), ING BARING FURMAN SELZ LLC, a Delaware limited liability company, as syndication agent (the "Syndication Agent"), and ING (U.S.) CAPITAL LLC, a Delaware limited liability company, as the agent for the Lenders and the Revolving Credit Lenders (in such capacities, the "Agent") and as the collateral agent for the Owner Trustee, Lenders, Revolving Credit Lenders and Certificateholders, to the extent of their interests (in such capacity, the "Collateral Agent"). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Appendix A hereto.

        In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                        ARTICLE 1. THE LEASE TRANSACTION.

        Section 1.1. The Term Loan Facility. Subject to the terms and conditions of this Agreement and the other Related Documents and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto or pursuant to the other Related Documents, the Lenders have agreed to make Advances to the Lessor from time to time in an aggregate principal amount of up to the aggregate amount of the Lender Commitments in order for the Lessor to acquire the Property and Equipment, to develop and construct the improvements and install the Equipment in accordance with the Construction Agency Agreement and the terms and provisions hereof and for the other purposes described herein, and in consideration of the receipt of proceeds of the Advances, the Lessor will issue the Tranche A Term Notes and Tranche B Term Notes. The Advances shall be made and the Tranche A Term Notes and Tranche B Term Notes shall be issued pursuant to the Credit Agreement. Pursuant to
Article V of the Credit Agreement and Article 5 of this Agreement, the Advances will be made to the Lessor from time to time at the request of the Construction Agent in consideration for the

Construction Agent agreeing for the benefit of the Lessor, pursuant to the Construction Agency Agreement, to acquire the Property and the Equipment, to construct the improvements and to cause the Lessee to lease the Property and Equipment, each in accordance with the Construction Agency Agreement and the other Related Documents. The Obligations of the Lenders under the Credit Agreement and the other Related Documents are several, and not joint or joint and several. The Advances and the obligations of the Lessor under the Credit Agreement shall be secured by the Trust Collateral.

        Section 1.2. The Certificateholder Advances. Subject to the terms and conditions of this Agreement and the other Related Documents and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto or pursuant to the other Related Documents, on each date that a Funding is requested to be made in accordance with Article 5 hereof, each Certificateholder shall make a Certificateholder Advance on a pro rata basis to the Lessor with respect to the MiniMed Real Estate Trust 1999-1 based on its Certificateholder Commitment in an amount in immediately available funds such that the aggregate of all Certificateholder Advances on such date shall be three percent (3%) of the amount of the requested Funding on such date; provided, that no Certificateholder shall be obligated for any Certificateholder Advance in excess of its pro rata share of the Available Certificateholder Commitment. The aggregate amount of Certificateholder Advances shall be up to the aggregate amount of the Certificateholder Commitments. The representations, warranties, covenants and agreements of the Certificateholders herein and in the other Related Documents are several, and not joint or joint and several. The Certificateholder Advances and the obligations of the Lessor under the Trust Agreement shall be secured by the Trust Collateral.


                      ARTICLE 2. REVOLVING CREDIT FACILITY.

        Section 2.1. The Revolving Credit Facility. Subject to the terms and conditions of this Agreement and the other Related Documents and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto or pursuant to the other Related Documents, the Revolving Credit Lenders have agreed to make Revolving Credit Advances to the Parent Guarantor from time to time in an aggregate principal amount at any one time outstanding of up to the aggregate amount of the Revolving Credit Commitments, for the purposes set forth in the Revolving Credit Agreement. The Revolving Credit Advances shall be made and the Revolving Credit Notes shall be issued pursuant to the Revolving Credit Agreement. Pursuant to Article V of the Revolving Credit Agreement and Article 5 of this Agreement, the Revolving Credit Advances will be made to the Parent Guarantor from time to time at the request of the Parent Guarantor in accordance with the provisions of the Revolving Credit Agreement. The Revolving Credit Advances and the obligations of the Parent Guarantor under the Revolving Credit Agreement shall be secured by the MiniMed Collateral.

                       ARTICLE 3. SUMMARY OF TRANSACTIONS.

        Section 3.1. Related Documents. On the Effective Date, each of the respective parties hereto and thereto shall execute and deliver this Agreement, the Master Lease, the Ground Sublease, the Construction Agency Agreement, the Credit Agreement, the Revolving Credit Agreement, the Tranche A Term Notes, Tranche B Term Notes, the Revolving Credit Notes, the Trust Agreement, the Certificates, the Security Documents, and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

        Section 3.2. Property Acquisition. On the Effective Date and subject to the terms and conditions of this Agreement (a) the Certificateholders will each make a Certificateholder Advance in accordance with Articles 1 and 5 of this Agreement and the terms and provisions of the Trust Agreement, (b) the Lenders will each make Advances in accordance with Articles 1 and 5 of this Agreement and the terms and provisions of the Credit Agreement, (c) the Lessor, pursuant to the Ground Sublease, will acquire good and insurable leasehold title to the Property, will sublease such leasehold title to Lessee pursuant to the Master Lease, and will grant to the Collateral Agent a Lien on all right, title and interest of the Lessor in the Property pursuant to the Security Documents, (d) the Collateral Agent, the Lessee and the Lessor shall execute and deliver the Master Lease and (e) the Lease Term shall commence with respect to the Property.

        Section 3.3. Construction of Improvements; Commencement of Basic Rent. Fundings will be made with respect to the Improvements to be constructed and the Equipment to be installed, in each case, pursuant to the terms and conditions of this Agreement and the Construction Agency Agreement. The Construction Agent will act as a construction agent on behalf of the Lessor respecting the construction of the Improvements to be installed and the expenditures related to the foregoing. The Construction Agent shall promptly notify the Lessor upon Substantial Completion, and the Lessee shall commence to pay Basic Rent as of the Rent Commencement Date.


                            ARTICLE 4. THE CLOSINGS.

        Section 4.1. Effective Date. All documents and instruments required to be delivered on the Effective Date shall be delivered at the offices of King & Spalding, 1185 Avenue of the Americas, New York, New York 10036-4003, or at such other location as may be determined by the Lessor, the Collateral Agent and the Lessee.

        Section 4.2. Effective Date; Fundings. The Construction Agent shall deliver to the Collateral Agent a requisition (a "Requisition") in the form attached hereto as Exhibit A or in such other form as is satisfactory to the Collateral Agent, in its reasonable discretion, in connection with (a) the Lease Transaction Expenses and (b) each request for a Funding pursuant to Section 5.2.

     ARTICLE 5. FUNDINGS; CONDITIONS PRECEDENT; REPORTING REQUIREMENTS ON
                COMPLETION DATE; THE LESSEE'S DELIVERY OF NOTICES; RESTRICTIONS ON LIENS.

        Section 5.1. General. To the extent funds have been advanced to the Lessor as Advances by the Lenders and as Certificateholder Advances by the Certificateholders, the Lessor will use such funds from time to time in accordance with the terms and conditions of this Agreement and the Related Documents (i) pursuant to the directions of the Construction Agent made in accordance with the terms of this Agreement, the Construction Agency Agreement and the other Related Documents, and (ii) to pay Lease Transaction Expenses.

        Section 5.2. Procedures for Funding.

                (a) Each Funding hereunder shall be made on the twenty-sixth
(26th) day of each calendar month during the Construction Period, provided that if such day is not a Business Day the date of such Funding shall be the immediately succeeding Business Day. Not less than three (3) Business Days prior to the date that a Funding is to be made, the Construction Agent shall deliver to the Collateral Agent (to be forwarded by the Collateral Agent to the Agent, the Lenders and the Certificateholders), a Requisition as described in Section
4.2 hereof. Such Requisition, upon receipt by the Collateral Agent, shall constitute a Notice of Borrowing under the Credit Agreement and a Notice of Funding under the Trust Agreement and shall constitute a representation and warranty by the Construction Agent and each other Credit Party that as of the date of the Funding to which such Requisition relates (i) each of the representations and warranties set forth in Section 6.2 of this Agreement, including, without limitation, the Incorporated Representations and Warranties, are true and correct (unless such relate solely to an earlier point in time),
(ii) each of the conditions precedent to such Funding set forth in Article 5 of this Agreement are satisfied, and (iii) the Construction Agent has no knowledge or reasonable expectation that the aggregate costs for the Property shall exceed the original Construction Budget (or exceed the Construction Budget as modified in accordance with the Operative Agreements) for the Property or that Completion for the Property shall not occur on or prior to the Construction Period Termination Date.

        (b) Each Requisition shall: (i) be irrevocable, (ii) request a Funding in an amount that is not in excess of the total aggregate of the Available Funding Commitment at such time, and (iii) request that the Certificateholders make Certificateholder Advances and that the Lenders make Advances to the Lessor for the payment of Property Costs that have previously been incurred or are to be incurred on the date of such Funding to the extent such were not subject to a prior Requisition, in each case as specified in the Requisition.

        (c) Subject to the satisfaction of the conditions precedent set forth in Sections 5.3 or 5.4, as applicable, on the date on which a requested Funding is to be made, (i) the Lenders shall make Advances based on their respective Lender Commitments to the Lessor in an aggregate amount equal to ninety-seven percent (97%) of the requested Funding specified in the Requisition (with the Tranche A Lenders making Advances equal to eighty-two percent (82%) of the requested Funding and the Tranche B Lenders making Advances equal to fifteen percent (15%) of the requested Funding), up to the aggregate of the Available Lender Commitment, (ii) the Certificateholders shall make Certificateholder Advances based on their respective Certificateholder Commitments in an aggregate amount equal to three percent (3%) of the requested Funding specified in such Requisition, up to the aggregate of the Available Certificateholder Commitment; and (iii) the total amount of such Funding made on such date shall (x) be used by the Lessor to pay Property Costs and Lease Transaction Expenses specified in such Requisition within ten (10) Business Days of the receipt by the Lessor of such requested Funding or (y) be advanced by the Lessor on the date of such requested Funding to the Construction Agent or the Lessee to pay Property Costs described in such Requisition within ten (10) Business Days of the receipt by the Lessor of such requested Funding. Notwithstanding that the Related Documents state that a requested Funding shall be directed to the Lessor, each requested Funding shall in fact be directed to the Collateral Agent (for the benefit of the Lessor) and applied by the Collateral Agent (for the benefit of the Lessor) pursuant to the requirements imposed on the Lessor or the Construction Agent, as applicable, under the Related Documents.

        (d) With respect to a Funding obtained by the Lessor to pay for Property Costs or Lease Transaction Expenses and not expended by the Lessor for such purpose on the date of such Funding, such amounts shall be held by the Collateral Agent on behalf of the Lessor until the applicable payment date.

        Section 5.3. Conditions Precedent Relating to the Effective Date. The obligations (i) of the Lessor, the Agent, the Lenders and the Certificateholders to enter into the transactions contemplated by this Agreement on the Effective Date, including, without limitation, the obligation to execute and deliver the applicable Related Documents to which each is a party on the Effective Date, and
(ii) of the Certificateholders to make Certificateholder Advances and of the Lenders to make Advances in order to pay Lease Transaction Expenses, in each case are subject to the satisfaction or waiver of the following conditions precedent on or prior to the Effective Date (to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance reasonably satisfactory to the Collateral Agent):

        (a) the correctness of the representations and warranties of the parties to this Agreement contained herein, in each of the other Related Documents and each certificate delivered pursuant to any Related Document (including without limitation the Incorporated Representations and Warranties) on the Effective Date;

        (b) the performance by the parties to this Agreement of their respective agreements contained herein and in the other Related Documents to be performed by them on or prior to the Effective Date;

        (c) the satisfaction of each of the conditions set forth in Article V of the Credit Agreement, Article IIIC of the Trust Agreement and Article V of the Revolving Credit Agreement;

        (d) the Collateral Agent shall have received a fully executed counterpart copy of the Requisition for the Funding to be made on the Effective Date, appropriately completed;

        (e) title to the Property shall conform to the representations and warranties set forth in Section 6.2(j) hereof;

        (f) there shall not have occurred and be continuing any Potential Default or Event of Default under any of the Related Documents (other than a Potential Default that would be cured upon application of the proceeds of such Funding, provided such proceeds are so applied or provision reasonably satisfactory to the Collateral Agent shall have been made such that such proceeds will be so applied), and no Potential Default or Event of Default under any of the Related Documents will have occurred after giving effect to the Funding requested by such Requisition;

        (g) the Construction Agent shall have delivered to the Collateral Agent title insurance commitments to issue policies respecting the Property in favor of the Lessor and the Collateral Agent from the Title Company, with such title exceptions thereto as are reasonably acceptable to the Collateral Agent;

        (h) the Construction Agent shall have delivered to the Collateral Agent the Environmental Site Assessment;

        (i) the Construction Agent shall have delivered to the Collateral Agent the Survey;

        (j) the Construction Agent shall have delivered to the Collateral Agent evidence reasonably satisfactory to the Collateral Agent of the various Lease Transaction Expenses;

        (k) the Construction Agent shall have caused to be delivered to the Collateral Agent the Security Documents, all fully executed and in recordable form;

        (l) with respect to each Funding, the Available Funding Commitment will be sufficient to pay all amounts payable therefrom (after giving effect to any increase in the Lender Commitments and the Certificateholder Commitments pursuant to Section 5.10 hereof).

        (m) the Construction Agent shall have caused a lease memorandum (or short form lease) to be delivered to the Collateral Agent for the Ground Sublease and the Landlord Waiver;

        (n) the Construction Agent shall have delivered to the Collateral Agent the Construction Budget;

        (o) the Construction Agent shall cause (i) Uniform Commercial Code lien searches, tax lien searches and judgment lien searches regarding the Lessee to be conducted (and copies thereof to be delivered to the Collateral Agent) in such jurisdictions as determined by the Collateral Agent by a nationally recognized search company acceptable to the Collateral Agent and (ii) the liens referenced in such lien searches which are objectionable to the Collateral Agent to be either removed or otherwise handled in a manner satisfactory to the Collateral Agent;

        (p) all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Related Documents and/or documents related thereto shall have been paid by or on behalf of the Lessor or provisions for such payment shall have been made to the satisfaction of the Collateral Agent;

        (q) in the opinion of the Collateral Agent and its counsel, the transactions contemplated by the Related Documents do not and will not subject the Collateral Agent, the Lessor or any of the Secured Party to any violation of Law;

        (r) each of the Related Documents to be entered into on such date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, and the Collateral Agent shall have received a fully executed copy of each of the Related Documents;

        (s) since the date of the last audited financial statements of Parent Guarantor, there shall not have occurred any event, condition or state of facts which shall have or could reasonably be expected to have a Material Adverse Effect;

        (t) the Collateral Agent shall have received an Officer's Certificate of the Lessor dated as of the Effective Date in the form attached hereto as Exhibit B, stating that (i) each and every representation and warranty of the Lessor contained in the Related Documents to which it is a party is true and correct on and as of the Effective Date, (ii) each Related Document to which the Lessor is a party is in full force and effect with respect to it and (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Related Document required to be performed or complied with by it on or prior to the Effective Date;

        (u) the Collateral Agent shall have received (i) a certificate of the Secretary, an Assistant Secretary, Trust Officer or Vice President of the Trust Company in the form attached hereto as Exhibit C or in such other form as is acceptable to the Collateral Agent, attaching and certifying as to (A) the signing resolutions duly authorizing the execution, delivery and performance by the Lessor of each of the Related Documents to which it is or will be a party,
(B) its articles of association or other equivalent charter documents and its by-laws, as the case may be, certified as of a recent date by an appropriate officer of the Trust Company and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Related Documents to which it is a party and (ii) a good standing certificate from the Office of the Comptroller of the Currency; and

        (v) the Construction Agent shall have caused (i) tax lien searches and judgment lien searches regarding each Credit Party to be conducted (and copies thereof to be delivered to the Collateral Agent) in such jurisdictions as determined by the Collateral Agent by a nationally recognized search company acceptable to the Collateral Agent and (ii) the liens referenced in such lien searches which are objectionable to the Collateral Agent to be either removed or otherwise handled in a manner satisfactory to the Collateral Agent.

        Section 5.4. Conditions Precedent Relating to Fundings after the Effective Date and prior to the Completion Date. The obligations of the Certificateholders to make Certificateholder Advances and of the Lenders to make Advances in connection with all requests for Fundings subsequent to the Effective Date are subject to the satisfaction or waiver of the following conditions precedent (to the extent such conditions precedent require the delivery of any agreement, certificate, instrument, memorandum, legal or other opinion, appraisal, commitment, title insurance commitment, lien report or any other document of any kind or type, such shall be in form and substance reasonably satisfactory to the Collateral Agent):

        (a) the correctness on the date of such Funding of the representations and warranties of the parties to this Agreement contained herein, in each of the other Related Documents and in each certificate delivered pursuant to any Related Document (including without limitation the Incorporated Representations and Warranties) as of the date given or made or deemed given or made;

        (b) the performance by the parties to this Agreement of their respective agreements contained herein and in the other Related Documents to be performed by them on or prior to each such date;

        (c) the satisfaction of each of the conditions set forth in Section 5.02 of the Credit Agreement and Section 3.02C of the Trust Agreement;

        (d) the Collateral Agent shall have received a fully executed counterpart of the Requisition for such Funding, appropriately completed;

        (e) based upon the Construction Budget the Available Funding Commitment will be sufficient to complete the improvements and to purchase and install the Equipment in accordance with the Plans and Specifications;

        (f) there shall not have occurred and be continuing any Potential Default or Event of Default under any of the Related Documents (other than a Potential Default that would be cured upon application of the proceeds of such Funding, provided such proceeds are so applied or provision reasonably satisfactory to the Collateral Agent shall have been made such that such proceeds will be so applied), and no Potential Default or Event of Default under any of the Related Documents will have occurred after giving effect to such Funding;

        (g) the title insurance policy delivered in connection with the requirements of Section 5.3(g) shall provide for (or shall be endorsed to provide for) insurance in an amount at least equal to the maximum total Property Cost indicated by the Construction Budget, and there shall be no title change or exception objectionable to the Collateral Agent in its reasonable discretion;

        (h) the Construction Agent shall have delivered to the Collateral Agent copies of all material amendments to and modifications of the Plans and Specifications;

        (i) the Construction Agent shall have delivered to the Collateral Agent evidence reasonably satisfactory to the Collateral Agent of any Transaction Expenses and other fees, expenses and disbursements referenced in Section 7.1(b) that are to be paid with such Funding;

        (j) the Construction Agent shall have delivered, or caused to be delivered to the Collateral Agent, invoices, bills of sale or other documents reasonably acceptable to the Collateral Agent, in each case with regard to any Equipment or other components of such Property then being acquired with the proceeds of such Funding and naming the Lessor as purchaser and transferee;

        (k) since the date of the last audited financial statements of Parent Guarantor, there shall not have occurred any event, condition or state of facts which shall have or could reasonably be expected to have a Material Adverse Effect; and

        (l) in the good faith opinion of the Collateral Agent and its counsel, the transactions contemplated by the Related Documents do not and will not subject the Collateral Agent, the Lessor, the Lenders, the Agent or the Certificateholders to any violation of Law.

        Section 5.5. Additional Reporting and Delivery Requirements on Completion Date. On or prior to the Completion Date, the Construction Agent shall deliver to the Collateral Agent an Officer's Certificate in the form attached hereto as Exhibit D or in such other form as is acceptable to the Collateral Agent specifying (a) the Completion Date, (b) the aggregate Property Cost, (c) detailed, itemized documentation supporting the asserted Property Cost and (d) that all representations and warranties of the Construction Agent and Lessee in each of the Related Documents and each certificate delivered pursuant thereto (including, without limitation, the Incorporated Representations and Warranties) are true and correct in all material respects as of the Completion Date. The Collateral Agent shall have the right to contest the information contained in such Officer's Certificate. Furthermore, on or prior to the Completion Date, the Construction Agent shall deliver or cause to be delivered to the Collateral Agent (unless previously delivered to the Collateral Agent) originals of the following, each of which shall be in form and substance acceptable to the Collateral Agent, in its reasonable discretion: (x) a title insurance endorsement regarding the title insurance policy delivered in connection with the requirements of Section 5.3(g), but only to the extent such endorsement is necessary to provide for insurance in an amount at least equal to the maximum total Property Cost and, if endorsed, the endorsement shall not include a title change or exception objectionable to the Collateral Agent; (y) an as-built survey for the Property, (z) insurance certificates respecting the Property as required hereunder and under the Master Lease.

        Section 5.6. The Construction Agent Delivery of Construction Budget Modifications. The Construction Agent covenants and agrees to deliver to the Collateral Agent each calendar quarter notification of any and all modifications to any Construction Budget regarding the Property; provided no Construction Budget may be increased unless (a) the title insurance policies referenced in
Section 5.3(g) are also modified or endorsed, if necessary, to provide for insurance in an amount that satisfies the requirements of Section 5.4(g) of this Agreement and (b) after giving effect to any such increase, the projected Property Cost is less than or equal to $65,000,000 or such greater amount as the Total Commitments shall have been increased pursuant to Section 5.10 hereof.

        Section 5.7. Restrictions on Liens. On the Effective Date, the Construction Agent shall cause the Property to be free and clear of all Liens other than Permitted Liens. On the date the Property is either sold to a third party in accordance with the terms of the Related Documents or, on the date the Lessee exercises its right to surrender the Property in accordance with Section 13(b) of the Master Lease, the Lessee shall cause the Property to be free and clear of all Liens (other than Lessor Liens and such other Liens that are expressly set forth as title exceptions on the title commitment issued under
Section 5.3(g) with respect to the Property).

        Section 5.8 Joinder Agreement Requirements. Each Domestic Subsidiary formed or acquired subsequent to the Effective Date that is not an Inactive Subsidiary shall become a Subsidiary Guarantor and shall satisfy the following conditions within thirty (30) days after the formation or acquisition of such Domestic Subsidiary:

        (a) such Domestic Subsidiary shall execute and deliver to the Collateral Agent a Joinder Agreement in the form attached hereto as Exhibit E;

        (b) such Domestic Subsidiary shall have delivered to the Collateral Agent (x) an Officer's Certificate of such Domestic Subsidiary in the form attached hereto as Exhibit F, (y) a certificate of the Secretary or an Assistant Secretary of such Domestic Subsidiary in the form attached hereto as Exhibit G and (z) good standing certificates from the respective states where such Domestic Subsidiary is incorporated or organized and where the principal place of business of such Domestic Subsidiary is located as to its good standing in each such state;

        (c) such Domestic Subsidiary shall have delivered to the Collateral Agent an opinion of counsel (acceptable to the Collateral Agent) in the form attached hereto as Exhibit H; and

        (d) the Collateral Agent shall have received such other documents, certificates and information as the Collateral Agent shall have reasonably requested.

        Section 5.9. Payments. All payments of principal of and interest on Advances, all payments of the amount of any yield on Certificateholder Advances and other amounts to be made by the Construction Agent or the Lessee under this Agreement or any other Related Documents (excluding Excepted Payments which shall be paid directly to the party to whom such payments are owed) shall be made to the Collateral Agent at the office designated by the Collateral Agent from time to time in Dollars and in immediately available funds, without setoff, deduction, or counterclaim. Subject to the definition of "Interest Period" and "LIBOR Period" in Appendix A attached hereto, whenever any payment under this Agreement or any other Related Documents shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest, yield and fees payable pursuant to the Related Documents.

        Section 5.10. Increase in Total Funding Commitments; Modifications of Schedules Reflecting Certificateholder Commitments and Lender Commitments. In the event that, at any time the Construction Agent or the Collateral Agent shall determine that, as a result of any modifications to the Plans and Specifications, any modifications to the Construction Budget, any delays in construction of the Improvements or otherwise, the Lessee may deliver to the Collateral Agent a request to increase the Total Funding Commitments, which request shall specify the revised Project Cost and the amount by which the Total Funding Commitments are requested to be increased, and the Collateral Agent shall promptly forward to all of the Lenders and Certificateholders a copy of such request. In the event that (a) the Majority Lenders and the Majority Certificateholders consent to any such increase, and (b) existing Lenders and existing Certificatholders agree to increase their respective Lender Commitments or Certificateholder Commitments in an aggregate amount equal to the aggregate amount of the requested increase or prospective Lenders and prospective Certificateholders provide to the Agent and the Owner Trustee irrevocable binding commitments to provide an aggregate amount of Lender Commitments and Certificateholder Commitments equal to or in excess of the amount of such increase, then the Lender Commitments or the Certificateholder Commitments shall be increased by the amount so requested; provided, however, that no increase in the Lender Commitments shall exceed an amount equal to 97% of the sum of the amount of such increase in the Lender Commitments plus the amount of any increase in the Certificateholder Commitments; provided, further, however, that commitments in amount in excess of the amounts requested are received by the Agent and the Owner Trustee, the amount of such increase in the Total Funding Commitment shall be allocated by the Collateral Agent to such existing Lenders and existing Certificateholders, or such prospective Lenders or prospective Certificateholders as the Collateral Agent shall determine in its sole and absolute discretion. To the extent the Certificateholder Commitments or the Lender Commitments are increased in accordance with the terms of the Related Documents, then the Collateral Agent shall prepare and distribute an amendment to the Trust Agreement and the Credit Agreement reflecting such increase which, in each case, shall be binding and enforceable against all parties (absent manifest error).

        Section 5.11. Minimum Size of Fundings. The Certificateholders and the Lenders shall have no obligation to make Advances or Certificateholder Advances unless comprising requested Fundings equal to or exceeding the lesser of (a) $250,000, (b) the amount of the Available Funding Commitments, or (c) the amount of the Final Advance.


                   ARTICLE 6. REPRESENTATIONS AND WARRANTIES.

        Section 6.1. Representations and Warranties of the Borrower. As of the Effective Date and the date of each Funding, the Trust Company in its individual capacity and as the Owner Trustee, as indicated, represents and warrants to each of the other parties hereto as follows, provided, that the representations in the following paragraphs (g), (j) and (k) are made solely in its capacity as the Owner Trustee:

        (a) It is a national banking association and is duly organized and validly existing and in good standing under the laws of the United States of America and has the power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Certificateholders) has the corporate and trust power and authority to act as the Owner Trustee and to enter into and perform the obligations under each of the other Related Documents to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with or as contemplated by each such Related Document to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party;

        (b) The execution, delivery and performance of each Related Document to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Certificateholders) as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any law, rule, regulation, license, judgment, order or decree of any government, governmental body or court and relating to its banking or trust powers, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, (A) its charter or by-laws, or (B) any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected, which contravention, breach, default or Lien under clause (B) would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Related Documents to which it is a party or (iv) does or will require any Governmental Action by any government or governmental or public body or authority regulating its banking or trust powers;

        (c) The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Certificateholders, each other Related Document to which the Trust Company or the Owner Trustee, as the case may be, is or will be a party have been, or on or before the Effective Date will be, duly executed and delivered by the Trust Company or the Owner Trustee, as the case may be, and the Trust Agreement and each such other Related Document to which the Trust Company or the Owner Trustee, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Trust Company or the Owner Trustee, as the case may be, in accordance with the terms thereof;

        (d) There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Owner Trustee, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as the Owner Trustee, to perform its obligations under the Related Documents to which it is a party or would question the validity or enforceability of any of the Related Documents to which it is or will become a party;

        (e) It has not assigned or transferred any of its right, title or interest in or under the Master Lease, the Construction Agency Agreement or its interest in any Property or any portion thereof, except in accordance with the Related Documents;

        (f) No Potential Default of Event of Default under the Related Documents attributable to it has occurred and is continuing;

        (g) Neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Certificates, Tranche A Notes or Tranche B Notes, or in any similar security relating to the Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Tranche A Notes and Tranche B Notes, the Agent, and neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf will take any action which would subject, as a direct result of such action alone, the issuance or sale of any interest in the Trust Estate or the Notes to the provisions of Section 5 of the Securities Act or require the qualification of any Related Document under the Trust Indenture Act of 1939, as amended;

        (h) The Owner Trustee's principal place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Related Document are kept are located at 79 South Main Street, Salt Lake City, Utah 84111;

        (i) The Owner Trustee is not engaged principally in, and does not have as one (1) of its important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System of the United States), and no part of the proceeds of the Loans or the Certificateholder Advances will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations T, U, or X of the Board of Governors of the Federal Reserve System of the United States;

        (j) The Owner Trustee is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act;

        (k) Each Property is free and clear of all Lessor Liens attributable to the Trust Company; and

        (l) The Owner Trustee is a party to no documents, instruments or agreements other than the Related Documents to which it is a party and any other documents delivered by the Owner Trustee in connection with the Related Documents.

         Section 6.2. Representations and Warranties of the Construction Agent and the Lessee. As of the Effective Date, the date of each Funding, the date each Domestic Subsidiary becomes a Credit Party and the Rent Commencement Date, each Credit Party represents and warrants to each of the other parties hereto that:

        (a) The Incorporated Representations and Warranties are true and correct (unless such relate solely to an earlier point in time);

        (b) Each Credit Party (i) is duly organized, validly existing and in good standing under the laws of the state of its incorporation, (ii) has the corporate power, authority and legal right to own or operate its properties or to lease the properties it operates and to conduct the business in which it is currently engaged, and (iii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except where such failure to qualify could not have a Material Adverse Effect.

        (c) Each Credit Party has the corporate power, authority and legal right to make, deliver and perform this Agreement and the other Related Documents to which it is a party and has taken on necessary corporate action to authorize the execution, deliver and performance of this Agreement and the other Related Documents to which it is a party. No consent of any other Person (including, without limitation, the stockholders and creditors of any Credit Party), and no authorization of, notice to, or other act by any governmental authority, agency or instrumentality is required in connection with (i) the execution, delivery, performance, validity or enforceability of this Agreement or any other Related Document to which such Credit Party is a party, (ii) the acquisition of, construction of the Improvements on and installation of the Equipment at the Property in accordance with the Plans and Specifications, the completion of construction of the Improvements and the occupancy of and the operation leasing and subleasing of the Property, except as has been or will be obtained in order to satisfy the obligations of any Credit Party hereunder or under any other Related Document, or (iii) any Advance, Certificateholder Advance or Revolving Credit Advance made pursuant to the terms of the Related Documents. This Agreement and the other Related Documents to which such Credit Party is a party have been duly executed and delivered by such Credit Party, and this Agreement and the other Related Documents to which such Credit Party is a party constitute the legal, valid and binding obligation of such Credit Party, enforceability against such Credit Party in accordance with its terms, except that such enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

        (d) The execution, delivery and performance by each Credit Party of this Agreement and the other Related Documents to which it is a party will not violate any provision of any existing Law or regulation applicable to such Credit Party or any award, order or decree applicable to such Credit Party of any court, arbitrator or governmental authority or the articles or certificate of incorporation or by-laws of such Credit Party, or of any security issued by such Credit Party or of any mortgage, indenture, lease, contract or other agreement or undertaking to which such Credit Party is a party or by which such Credit Party or any of its properties or assets may be bound.

        (e) Upon the execution and delivery of the Master Lease, (i) the Lessee will have unconditionally accepted the Property subject to the Master Lease and will have a valid and subsisting leasehold interest in the Property, subject only to the Permitted Liens, and (ii) no offset will exist with respect to any Rent or other sums payable under the Master Lease;

        (f) Except as otherwise contemplated by the Related Documents, the Construction Agent has not used the proceeds of any Advance or Certificateholder Advance for any purpose other than the acquisition, installation and testing of the Equipment, the design, permitting and construction of the Improvements in accordance with the Plans and Specifications and the payment of Lease Transaction Expenses; as of the date of each Funding the Construction Agent has no knowledge or reasonable expectation that the aggregate costs for the Property shall exceed the original Construction Budget (or exceed the Construction Budget as modified in accordance with the Operative Agreements) for the Property or that Completion for the Property shall not occur on or prior to the Construction Period Termination Date;

        (g) All information furnished by each Credit Party or its Subsidiaries to the Collateral Agent, the Agent, the Owner Trustee, any Revolving Credit Lender, any Lender or any Certificateholder for purposes of or in connection with this Agreement or the transactions contemplated hereby is, true and accurate in every material respect on the date as of which such information is dated or certified, and such information, taken as a whole, does not omit to state any material fact necessary to make such information, taken as a whole, not misleading;

        (h) The principal place of business, chief executive office and office of the Construction Agent and the Lessee where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Related Document are kept are located at 12744 San Fernando Road, Sylmar, California 91342, and the states of formation and the chief executive offices of each other Credit Party are located at the places set forth in Exhibit I;

        (i) Each Credit Party is in all material respects in compliance with its obligations under the Related Documents and there exists no Potential Default or Event of Default under any of the Related Documents which is continuing and which has not been cured within any cure period expressly granted under the terms of the applicable Related Document or otherwise waived in accordance with the applicable Related Document. No Potential Default or Event of Default will occur under any of the Related Documents as a result of, or after giving effect to, any Funding requested by a Requisition on the date of each Funding;

        (j) The Lessor has good and insurable leasehold title to and a valid leasehold interest in the Property enforceable against North Campus - University Park Development Corporation and the Board of Trustees of California State University, in accordance with the terms of Ground Sublease and the Landlord Waiver, subject only to Permitted Liens;

        (k) No portion of the Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if the Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for the Property in accordance with Section 10 of the Master Lease and in accordance with the National Flood Insurance Act of 1968, as amended;

        (l) The Property complies with all requirements for insurance set forth in Section 10 of the Master Lease;

        (m) The Property complies with all Legal Requirements as of such date (including without limitation all zoning and land use laws and Environmental Requirements), except to the extent that failure to comply therewith, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

        (n) All utility services and facilities necessary for the construction of the improvements on and the installation of the Equipment at the Property in accordance with the Plans and Specifications, and thereafter for the operation and use of the Property, (including without limitation gas, electrical, water and sewage services and facilities) are available or will be constructed prior to the Completion Date;

        (o) At all times during the Construction Period and as of the Completion Date, the acquisition, installation and testing of the Equipment and construction of the Improvements on the Property shall have been performed in a good and workmanlike manner, in accordance with the Plans and Specifications;

        (p) (i) The Security Documents create, as security for the Secured Obligations (as such term is defined in the Security Documents), valid and enforceable Liens on all of the Collateral, in favor of the Collateral Agent, for the benefit of the Secured Parties, as their respective interests appear in the Related Documents. Upon recordation of the Security Documents in the real estate recording office identified by the Credit Parties, the Lien created by the Security Documents in the real property described therein shall be a perfected first priority mortgage Lien on all of Lessor's right, title and interest in the Property and Equipment in favor of the Collateral Agent, for the benefit of the Secured Parties, as their respective interests appear in the Related Documents. To the extent that the security interests in the portion of the Collateral comprised of personal property can be perfected by filing in the filing offices identified by the Credit Parties, upon filing of the Financing Statements in such filing offices, the security interests created by the Security Documents shall be perfected security interests in such personal property in favor of the Collateral Agent, for the benefit of the Secured Parties, as their respective interests appear in the Related Documents, subject only to Permitted Liens;

                (ii) The Trust Security Documents create, as security for the obligations of the Lessor under the Related Documents, valid and enforceable Liens on the Collateral described in the Trust Security Documents, in favor of the Collateral Agent, and such Liens are subject to no other Liens other than Liens that are expressly set forth as title exceptions on the title commitment issued under Section 5.3(e) with respect to the Property.

                (iii) Upon recordation of the memorandum of the Master Lease and the memorandum of the Ground Sublease (or, in either case, a short form Master Lease or Ground Sublease) in the real estate recording office identified by the Construction Agent or the Lessee, the Lien created by the Master Lease in the leasehold estate described therein shall be a perfected first priority mortgage Lien on such leasehold estate in favor of the Lessor and the Collateral Agent as the Lessor's assignee, for the benefit of the Agent, the Lenders, the Certificateholders and the Owner Trustee, as their respective interests appear in the Related Documents. To the extent that the security interests in the portion of the Property comprised of personal property can be perfected by the filing of the Lessor Financing Statements, upon filing of the Lessor Financing Statements in the appropriate filing offices, the security interest created by the Master Lease shall be a perfected security interest in such personal property, subject only to Permitted Liens, in favor of the Lessor and the Collateral Agent as the Lessor's assignee, for the benefit of the Agent, the Lenders, the Certificateholders and the Owner Trustee, as their respective interests appear in the Related Documents;

        (q) The Plans and Specifications for the Property have been prepared in accordance with all applicable Legal Requirements (including without limitation all applicable Environmental Requirements and building, planning, zoning and fire codes), except to the extent the failure to comply therewith, in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect. Upon completion of the Improvements for the Property in accordance with the Plans and Specifications, such Improvements will be within any and all building restriction lines and will not encroach in any manner onto any adjoining land (except as permitted by express written easements, which have been approved by the Collateral Agent if such approval is required under any of the Related Documents);

        (r) As of the Completion Date, the Property shall be improved in accordance with the Plans and Specifications and in a good and workmanlike manner and shall be operational;

        (s) Each Domestic Subsidiary that is not an Inactive Subsidiary has executed this Agreement in its capacity as a Subsidiary Guarantor; and

        (t) The software and the hardware operated by each Credit Party are capable of providing or being adapted to provide the ability to process dates or store data within the twenty-first century or between the twentieth and twenty-first century, or otherwise operate without error with respect to twenty-first century dates in substantially the same manner and with the same functionality as such software records, stores processes and presents such data as of the date hereof ("Y2K Compliance"). All adaptations and replacements of software and hardware required to achieve full Y2K Compliance will be completed on or before September 30, 1999, except where a failure to achieve full Y2K Compliance will not have a Materially Adverse Effect.

                     ARTICLE 7. PAYMENT OF CERTAIN EXPENSES.

        Section 7.1. Payment of Lease Transaction Expenses on or prior to Completion Date.

        (a) The Lessor agrees to pay or cause to be paid on the Effective Date, all Lease Transaction Expenses, including, without limitation, all reasonable fees, expenses and disbursements of counsel for the Lessor, the Collateral Agent and the Agent in connection with the transactions contemplated by the Related Documents, the initial fees and expenses of the Owner Trustee due and payable on the Effective Date, all fees, taxes and expenses for the recording, registration and filing of documents and all other reasonable fees, expenses and disbursements incurred in connection the execution and delivery of the Related Documents and the consummation of the transactions to be consummated on the Effective Date; provided, however, the Lessor shall pay such amounts described in this Section 7.1(a) only to the extent (i) such amounts are properly described in a Requisition delivered on or before the Effective Date, (ii) funds are made available by the Lenders and the Certificateholders in connection with such Requisition in an amount sufficient to allow such payment and (iii) if any such amounts relate to the Revolving Credit Agreement or the Revolving Credit Notes, the portion thereof that is reasonably allocable to the Revolving Credit Agreement and Revolving Credit Notes is deducted or excluded therefrom. On the Effective Date after delivery and receipt of the Requisition referenced in
Section 4.2 hereof and satisfaction of the other conditions precedent for such date, the Certificateholders shall make Certificateholder Advances and the Lenders shall make Advances to the Lessor to pay for the Lease Transaction Expenses referenced in this Section 7.1(a).

        (b) Assuming no Event of Default or Potential Default (other than a Potential Default that would be cured upon application of the proceeds of such Funding, provided such proceeds are so applied or provision reasonably satisfactory to the Collateral Agent shall have been made such that such proceeds will be so applied) shall have occurred and be continuing, the Lessor agrees on the date of any Funding and on the Completion Date to pay or cause to be paid all Lease Transaction Expenses including, without limitation, all reasonable fees, expenses and disbursements of counsel for the Lessor, the Collateral Agent and the Agent in connection with the transactions contemplated by the Related Documents and billed in connection with such Funding or the Completion Date, all amounts described in Section 7.1(a) of this Agreement which have not been previously paid, the fees and reasonable out-of-pocket expenses of the Trust Company, all fees, expenses and disbursements incurred with respect to the various items referenced in Sections 5.3, 5.4 and 5.5 (including, without limitation, any premiums for title insurance policies and charges for any updates to such policies) and all other reasonable fees, expenses and disbursements in connection with such Funding or the Completion Date including, without limitation, all expenses relating to and all fees, taxes and expenses for the recording, registration and filing of documents; provided, however, the Lessor shall pay such amounts described in this Section 7.1(b) only if (i) such amounts are properly described in a Requisition delivered on the applicable date, (ii) funds are made available by the Lenders and the Certificateholders in connection with such Requisition in an amount sufficient to allow such payment and (iii) if any such amounts relate to the Revolving Credit Agreement or the Revolving Credit Notes, the portion thereof that is reasonably allocable to the Revolving Credit Agreement and Revolving Credit Notes is deducted or excluded therefrom. On the Effective Date, on the date of any Funding or the Completion Date, after delivery of the applicable Requisition and satisfaction of the other conditions precedent for such date, the Certificateholders shall make Certificateholder Advances and the Lenders shall make Advances to the Lessor to pay for the Lease Transaction Expenses referenced in this Section 7.1(b).

        Section 7.2. Lease Transaction Expenses. Each of the following, if due and payable prior to the Completion Date, shall constitute Lease Transaction Expenses payable by the Lessor to the extent provided in this Section 7.1 hereof: (a) the $5,000 initial fee payable to the Trust Company (for its individual account) on the Effective Date, the $5,000 annual fee payable to the Trust Company (for its individual account) on the Effective Date and on each anniversary thereof, and all reasonable expenses of the Owner Trustee and any co-trustees (including without limitation reasonable counsel fees and expenses) or any successor owner trustee or co-trustee, for acting as the owner trustee under the Trust Agreement, (b) all reasonable costs and expenses incurred by the Credit Parties, the Collateral Agent, the Syndication Agent, the Agent and the Lessor in connection with the negotiation, preparation, execution and delivery of the Related Documents and matters incidental to the financing provided under the Credit Agreement and the Trust Agreement (including, without limitation, all reasonable fees and expenses of counsel to the Credit Parties, the Collateral Agent, the Agent, the Syndication Agent and the Lessor and any consultants or other experts retained by any of the foregoing in connection therewith), (c) all reasonable costs and expenses incurred by the Credit Parties, the Collateral Agent, the Agent, the Syndication Agent and the Lessor in connection with the initial syndication of the Lender Commitments and the Certificateholder Commitments (including, without limitation, the reasonable fees and expenses of counsel to the Credit Parties, the Collateral Agent, the Agent, the Syndication Agent and the Lessor and any consultants or other experts retained by any of the foregoing in connection therewith), (d) all reasonable costs and expenses incurred by the Credit Parties, the Collateral Agent, the Agent and the Lessor in entering into any future amendments, modifications, supplements, restatements or replacements with respect to any of the Related Documents, whether or not such amendments, modifications, supplements, restatements or replacements are ultimately entered into, or giving or withholding of waivers or consents hereto or thereto (including, without limitation, all reasonable fees and expenses of counsel to the Credit Parties, the Collateral Agent, the Agent and the Lessor and any consultants or other experts retained by the any of the foregoing in connection therewith), (e) all reasonable costs and expenses incurred by the Collateral Agent, the Agent, the Lenders, the Certificateholders and the Lessor in connection with any exercise of remedies under any Related Document or any purchase of the Property by the Construction Agent, the Lessee or any third party (including, without limitation, all reasonable fees and expenses of counsel to any of the foregoing and any consultants or other experts retained by any of the foregoing in connection therewith), and (f) all reasonable costs and expenses incurred by the Collateral Agent, the Agent, the Lenders, the Certificateholders or the Lessor in connection with any transfer or conveyance of the Property, whether or not such transfer or conveyance is ultimately accomplished (including, without limitation, the reasonable fees and expenses of counsel to the Collateral Agent, the Agent, the Lenders, the Certificateholders and the Lessor and any consultants or other experts retained by any of the foregoing in connection therewith). All Lease Transaction Expenses payable after the Completion Date shall be paid or caused to be paid by the Lessee.

        Section 7.3. Expenses under Revolving Credit Agreement. MiniMed agrees to pay (a) all cost and expenses of the Revolving Credit Lenders and the Agent in connection with negotiation, preparation, execution and delivery of the Revolving Credit Agreement and the Revolving Credit Notes, (b) all reasonable costs and expenses incurred by the Collateral Agent, the Agent and the Syndication Agent in connection with the initial syndication of the Revolving Credit Commitments, (c) all reasonable costs and expenses incurred by the Revolving Credit Lenders and the Agent in connection with any future amendments, modifications, supplements, restatements or replacements with respect to the Revolving Credit Agreement or in the Revolving Credit Notes, whether or not such amendments, modifications, supplements, restatements or replacements are ultimately entered into, or giving or withholding of waivers or consents hereto or thereto, (d) all reasonable costs and expenses incurred by the Revolving Credit Lenders and the Agent in connection with any exercise of remedies under the Revolving Credit Agreement, Revolving Credit Notes or any of the Security Documents, in each of the cases described in clauses (a) through (d) inclusive, including, without limitation, all reasonable fees and expenses of counsel to the Agent and, in the case of clause (d) above, the Revolving Credit Lenders, and any consultants or other experts retained by the Agent from time to time in connection therewith.

                   ARTICLE 8. OTHER COVENANTS AND AGREEMENTS.

        Section 8.1. Cooperation with the Construction Agent or the Lessee. The Certificateholders, the Lenders, the Lessor (at the direction of the Majority Secured Parties), the Agent and the Collateral Agent shall, at the expense of and to the extent reasonably requested by the Construction Agent or the Lessee (but without assuming additional liabilities on account thereof and only to the extent such is acceptable to the Certificateholders, the Lenders, the Lessor (at the direction of the Majority Secured Parties), the Agent and the Collateral Agent in their reasonable discretion), cooperate with the Construction Agent or the Lessee in connection with the Construction Agent or the Lessee satisfying its obligations contained under the Related Documents including without limitation at any time and from time to time, promptly and duly executing and delivering any and all such further instruments, documents and financing statements (and continuation statements related thereto).

        Section 8.2. Covenants of the Owner Trustee and the Certificateholders. Each of the Owner Trustee and the Certificateholders hereby agrees that so long as this Agreement is in effect:

        (a) Neither the Owner Trustee (in its trust capacity or in its individual capacity) nor any Certificateholder will create or permit to exist at any time, and each of them will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Property attributable to it; provided, however, that the Owner Trustee and the Certificateholders shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not materially and adversely affect the rights of the Lessee under the Master Lease and the other Related Documents or involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, the Property or title thereto or any interest therein or the payment of Rent;

        (b) Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign (subject to the requirement set forth in the Trust Agreement that such resignation shall not be effective until a successor shall have agreed to accept such appointment), or the Certificateholders' rights under the Trust Agreement Collateral to remove the Trust Company acting as the Owner Trustee (after consent to such removal by the Agent as provided in the Trust Agreement), each of the Owner Trustee and the Certificateholders hereby agrees with the Lessee and the Collateral Agent (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article VIII of the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of any such party without the prior written consent of such party and (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect such party;

        (c) The Trust Company or any successor may resign or be removed by the Certificateholders as the Owner Trustee, a successor Owner Trustee may be appointed and become the Owner Trustee under the Trust Agreement, only in accordance with the provisions of Article IX of the Trust Agreement;

        (d) The Trust Company, in its capacity as the Owner Trustee under the Trust Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any Indebtedness, or enter into any business or other activity or enter into any contracts or agreements, other than pursuant to or under the Related Documents;

        (e) No Certificateholder will instruct the Owner Trustee to take any action in violation of the terms of any Related Document;

        (f) No Certificateholder nor the Owner Trustee shall (i) commence any case, proceeding or other action with respect to the Owner Trustee under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or
(ii) seek appointment of a receiver, trustee, custodian or other similar official with respect to the Owner Trustee or for all or any substantial benefit of the creditors of the Owner Trustee; and neither any Certificateholder nor the Owner Trustee shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph;

        (g) The Owner Trustee shall give prompt notice to the Lessee and the Collateral Agent if the Owner Trustee's principal place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Property are kept, shall cease to be located at 79 South Main Street, Salt Lake City, Utah 84111, or if it shall change its name;

        (h) The Owner Trustee shall take or refrain from taking such actions and grant or refrain from granting such approvals with respect to the Related Documents or the Property, in each case as directed in writing by the Collateral Agent (until such time as the Advances are paid in full, and then by the Majority Certificateholders); provided, however, that notwithstanding the foregoing provisions of this subparagraph (h) the Owner Trustee acknowledges, covenants and agrees that it shall act or refrain from acting, regarding each matter requiring the consent of a particular Secured Party without the consent of such Secured Party or the consent of all Secured Parties with the consent of all such Secured Parties as provided in Section 14.2, until it has received the approval of each Lender and each Certificateholder and each Revolving Credit Lender affected by such matter; and

        Section 8.3. Credit Party Covenants, Consent and Acknowledgment.

        (a) Each Credit Party acknowledges and agrees that the Owner Trustee, pursuant to the terms and conditions of the Security Documents, shall create Liens respecting the various personal property, fixtures and real property described therein in favor of the Collateral Agent. Each Credit Party hereby irrevocably consents to the creation, perfection and maintenance of such Liens until such Liens are subject to release in accordance with this Agreement and the other Related Documents. Each Credit Party shall, to the extent reasonably requested by any of the other parties hereto, cooperate with the other parties in connection with their covenants herein or in the other Related Documents and shall from time to time duly execute and deliver any and all such future instruments, documents and financing statements (and continuation statements related thereto) as any other party hereto may reasonably request.

        (b) The Lessor hereby instructs each Credit Party, and each Credit Party hereby acknowledges and agrees, that until such time as the Advances and the Certificateholder Advances are paid in full and the Liens evidenced by the Security Documents have been released (i) any and all Rent (excluding Excepted Payments which shall be payable to each Person entitled thereto) and any and all other amounts of any kind or type under any of the Related Documents due and owing or payable to any Person shall instead be paid directly to the Collateral Agent (excluding Excepted Payments which shall be payable to each Person entitled thereto) or as the Collateral Agent may direct from time to time for allocation and distribution in accordance with the procedures set forth in
Article 12 hereof, (ii) all rights of the Lessor under the Master Lease shall be exercised by the Collateral Agent and (iii) each Credit Party shall cause all notices, certificates, financial statements, communications and other information which are delivered, or are required to be delivered, to the Collateral Agent for the benefit of the Lessor.

        (c) No Credit Party shall consent to or permit any amendment, supplement or other modification of the terms or provisions of any Related Document except in accordance with Section 14.2 of this Agreement.

        (d) Each Credit Party hereby covenants and agrees that, except for amounts payable as Basic Rent, any and all payment obligations owing from time to time under the Related Documents (other than the Revolving Credit Agreement and the Revolving Credit Notes) by any Credit Party or the Lessor to the Collateral Agent, the Agent, any Lender, any Certificateholder or the Lessor shall (without further action) be deemed to be Additional Rent obligations payable by the Lessee and guaranteed by the other Credit Parties in accordance with the terms and conditions of this Agreement and the other Related Documents.

        (e) At any time the Lessor or the Collateral Agent is entitled under the Related Documents to possession of the Property or Equipment or any component thereof, each of the Construction Agent and the Lessee hereby covenants and agrees, at its own cost and expense, to assemble and make the same available to the Collateral Agent (on behalf of the Lessor).

        (f) The Lessee hereby covenants and agrees that as of the Completion Date the Property Cost for the Property shall be not greater than $65,000,000 or such greater amount to which the Total Funding Commitments shall have been increased in accordance with Section 5.10 hereof.

        (g) The Lessee hereby covenants and agrees that it shall give prompt notice to the Collateral Agent if the Lessee's principal place of business or chief executive office, or the office where the records concerning its accounts or contract rights are kept, shall cease to be located at 12744 San Fernando Road, Sylmar, California 91342 or if it shall change its name.

        (h) Until all the obligations of the Credit Parties under the Related Documents (other than indemnity claims unasserted as of the Expiration Date) have been finally and indefeasibly paid and satisfied in full, the Lender Commitments and the Certificateholder Commitments terminated and the Lease Term and all Renewal Terms have expired or been terminated, then unless consent has been obtained from the Majority Secured Parties, the Parent Guarantor and the Lessee will furnish or cause to be furnished to each Certificateholder, each Lender, the Agent and the Collateral Agent at their respective addresses specified in Section 14.3 of this Agreement, or such other office as may be designated by any such Certificateholder, Lender, Agent or the Collateral Agent from time to time, contemporaneously with the delivery of the financial information required to be delivered pursuant to Section 13(e)(i) or (ii) of the Parent Guaranty, a compliance certificate duly executed by a Responsible Officer of the Parent Guarantor in the form of Exhibit J.

        (i) The Lessee hereby covenants and agrees that the rights of the Lessee under this Agreement and the Master Lease shall not impair or in any way diminish the obligations of the Construction Agent or the rights of the Lessor under the Construction Agency Agreement.

        (j) Each Credit Party hereby covenants and agrees to cause each Domestic Subsidiary formed or acquired after the Effective Date that is not an Inactive Subsidiary shall comply with the provisions of Section 5.8.

        (k) Each Credit Party shall promptly notify the Collateral Agent, or cause the Collateral Agent to be promptly notified, upon such Credit Party gaining knowledge of the occurrence of any Potential Default or Event of Default. In any event, such notice shall be provided to the Collateral Agent within ten (10) days of when such Credit Party gains such knowledge.

        (l) Until all of the obligations under the Related Documents, other than indemnity claims unasserted as of the Final Date, have been finally and indefeasibly paid and satisfied in full and the Lender Commitments and the Certificateholder Commitments terminated, each Credit Party will observe, perform and comply with all of the provisions, terms, covenants and obligations to be so observed, performed or complied with by or on behalf of such Credit Party under the other Related Documents.

        (m) The Lessee shall perform any and all obligations of the Lessor under, and cause the Lessor to otherwise remain in full compliance with, the terms and provisions of the Ground Sublease, if any; provided, however, that the Lessee shall not be obligated to perform any obligations of the Lessor that are not reasonably capable of being performed solely due to the gross negligence or willful misconduct of the Lessor, the Agent or the Collateral Agent.

        Section 8.4. Sharing of Certain Payments. Except for Excepted Payments, the parties hereto acknowledge and agree that all payments due and owing by any Credit Party to the Lessor under the Master Lease or any of the other Related Documents shall be made by any Credit Party directly to the Collateral Agent as more particularly provided in Section 12.1 hereof. The Lessor, the Certificateholders, the Lenders the Agent, the Collateral Agent and the Credit Parties acknowledge the terms of Section 12.1 of this Agreement regarding the allocation of payments and other amounts made or received from time to time under the Related Documents and agree that all such payments and amounts are to be allocated as provided in Section 12 of this Agreement.

        Section 8.5. Grant of Easements, etc. The Collateral Agent, the Agent, the Lenders and the Certificateholders hereby agree that, so long as no Event of Default or Potential Default shall have occurred and be continuing, the Lessor, the Certificateholders, the Lenders, the Agent and the Collateral Agent hereby consent to the following actions by Lessee, in the name and stead of Owner Trustee, but at Lessee's sole cost and expense: (i) the grant of easements and other rights in the nature of easements with respect to the Property (prior to the Lien of the Deed of Trust) with respect to the use, repair, renovation or maintenance of the Property; (ii) the release (free and clear of the Lien of the Lien of the Deed of Trust) existing easements or other rights in the nature of easements which are for the benefit of the Property, (iii) the execution and delivery to any Person of any instrument appropriate to confirm or effect such grants or releases, and (iv) filing and processing or execution and deliver, to any Person of such other documents or materials in connection with the acquisition, development, construction, testing or operation of the Property, including without limitation reciprocal easement agreements, construction contracts, operating agreements, development agreements, plats, replats or subdivision documents; provided, that in each case the Lessee shall have delivered to the Owner Trustee an officer's certificate stating that: (A) such grant, release, dedication, transfer, filing or processing does not materially impair the value or useful life of the Property and is reasonably necessary or beneficial to the construction, use, maintenance, alteration, renovation, restoration or improvement of the Property; and (B) the Lessee shall pay and perform all obligations of the Owner Trustee under such grant, release, dedication, transfer, filing or processing. Without limiting the effectiveness of the foregoing, provided that no Event of Default or Potential Default shall have occurred and be continuing, the Owner Trustee shall, upon request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver any instrument necessary or appropriate to confirm any such grant, release, dedication or transfer to any Person permitted under this Section 8.5.

        Section 8.6. Release of Property, etc. If the Lessee shall at any time purchase the Property pursuant to the Master Lease, or the Construction Agent shall purchase any Property pursuant to the Construction Agency Agreement, then, upon satisfaction by the Owner Trustee of its obligation to repay the Advances, Certificateholder Advances and all other amounts owing to the Lenders and the Certificateholders under the Related Documents, the Collateral Agent is hereby authorized and directed to release such Property from the Liens created by the Related Documents to the extent of its interest therein. In addition, upon the termination of the Lender Commitments and the Certificateholder Commitments and the payment in full of the Advances, the Certificateholder Advances and all other amounts owing by the Owner Trustee and the Lessee hereunder or under any other Related Document, the Collateral Agent is hereby authorized and directed to release all of the Property from the Liens created by the Related Documents to the extent of its interest therein. Upon request of the Owner Trustee following any such release the Collateral Agent shall, at the sole cost and expense of the Lessee, execute and deliver to the Owner Trustee and the Lessee such documents, and shall take such other actions as are reasonably necessary or advisable, as the Owner Trustee or the Lessee shall reasonably request to evidence such release.


                ARTICLE 9. CREDIT AGREEMENT AND TRUST AGREEMENT.

        Section 9.1. The Construction Agent's and the Lessee's Credit Agreement Rights. Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Lenders, the Certificateholders, the Lease and Construction Agent, the Credit Parties and the Owner Trustee hereby agree that, unless a Potential Default or Event of Default has occurred and is continuing, the Construction Agent or the Lessee, as the case may be, shall have the following rights:

                (a) the right to designate an account to which amounts funded under the Credit Agreement shall be credited pursuant to Section 2.03(c) of the Credit Agreement;

                (b) the right to terminate or reduce the Lender Commitments pursuant to Section 4.05(a) of the Credit Agreement or to request an increase of the Lender Commitments pursuant to Section 4.05(b) of the Credit Agreement;

                (c) the right to exercise the conversion and continuation options pursuant to Section 2.03 of the Credit Agreement; and

                (d) the right to consent to any assignment by a Lender to the extent the Lessor has the right to consent to any such assignment pursuant to Section 11.01(a) of the Credit Agreement.

        Section 9.2. The Construction Agent's and the Lessee's Trust Agreement Rights. Notwithstanding anything to the contrary contained in the Trust Agreement, the Credit Parties, the Owner Trustee and the Certificateholders hereby agree that, unless a Potential Default or Event of Default has occurred and is continuing, the Construction Agent or the Lessee, as the case may be, shall have the following rights:

                (a) the right to designate an account to which amounts funded under the Related Documents shall be credited pursuant to Section 3.03(c) of the Trust Agreement;

                (b) the right to terminate or reduce the Certificateholder Commitments pursuant to Section 3.05B(a) of the Trust Agreement or to request an increase of the Certificateholder Commitments pursuant to
        Section 3.05B(b) of the Trust Agreement;

                (c) the right to exercise the conversion and continuation options pursuant to Section 3.03(a) of the Trust Agreement; and

                (d) the right to consent to any assignment by a Certificateholder, to the extent that the Lessor has the right to consent to any such assignment pursuant to Section 11.08 of the Trust Agreement.


                        ARTICLE 10. THE COLLATERAL AGENT

        Section 10.1. Appointment and Authorization. Each of the Lessor, the Lenders, the Certificateholders, the Revolving Credit Lenders and the Agent appoints ING (U.S.) Capital LLC to act as collateral agent in connection herewith and with the Lien and other rights and remedies granted for the benefit of the Secured Parties pursuant to the Security Documents, and authorizes the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Related Documents as are delegated to the Collateral Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto. The Collateral Agent is further appointed to provide notices under the Related Documents on behalf of the Owner Trustee (as determined by the Collateral Agent, in its reasonable discretion), to receive notices under the Related Documents on behalf of the Owner Trustee and (subject to Section 9.2) to take such other action under the Related Documents on behalf of the Owner Trustee as the Collateral Agent shall determine in its reasonable discretion from time to time. The Collateral Agent hereby accepts such appointments.

        Section 10.2. Same Rights as a Lender. The Collateral Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Lessor or any Credit Party or any affiliate of the foregoing as if it were not the Collateral Agent hereunder.

        Section 10.3. Actions by the Collateral Agent. The obligations of the Collateral Agent hereunder are only those expressly set forth herein and in the other Related Documents. As to any matters not expressly provided for by this Agreement, the Collateral Agent shall not be required to exercise any discretion or take any action on behalf of the Secured Parties, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Secured Parties, and such instructions shall be binding upon all Secured Parties; provided, however, that the Collateral Agent shall not be required to take any action which exposes the Collateral Agent to personal liability or which is contrary to this Agreement or applicable law. The Collateral Agent agrees to give to each Secured Party prompt notice of each notice given to it by the Lessor or any Credit Party pursuant to the terms of this Agreement or the Related Documents. Without limiting the generality of the foregoing, the Collateral Agent shall not be required to take any action with respect to any Potential Default or Event of Default, except as expressly provided in this Article 10.

         Section 10.4. Consultation with Experts. The Collateral Agent may consult with legal counsel (who may be counsel for the Lessor or any Credit Party), independent public accountants and other experts selected by it and, as between the Collateral Agent and the Secured Parties, shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

        Section 10.5. Liability. Neither the Collateral Agent nor any of its directors, officers, agents or employees shall be liable to any Secured Party for any action taken or not taken by it in connection herewith or with any Related Document (a) with the consent or at the request of the Majority Secured Parties or (b) in the absence of its own gross negligence or willful misconduct. Neither the Collateral Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty or representation made by the Lessor or any Credit Party in connection with this Agreement or any Related Document; (ii) the performance or observance of any of the covenants or agreements of the Lessor or the Credit Parties herein or in any Related Document; (iii) the satisfaction of any condition specified in Article 5, except receipt of items required to be delivered to the Collateral Agent; or (iv) as between the Collateral Agent and the Secured Parties, the validity, effectiveness or genuineness of this Agreement, any Related Document or any other instrument or writing furnished in connection herewith. The Collateral Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, facsimile, telex or similar writing) reasonably believed by it to be genuine or to be signed by the proper party or parties.

        Section 10.6. Indemnification. Each of the Lenders, the Certificateholders and the Revolving Credit Lenders shall, ratably in accordance with its Commitment Percentage, indemnify the Collateral Agent (to the extent not reimbursed by the Credit Parties) on demand from and against any and all costs, expenses (including counsel fees and disbursements), claims, demands, actions, losses or liabilities (except such as result from the Collateral Agent's own gross negligence or willful misconduct) that the Collateral Agent may suffer or incur in connection with this Agreement or any Related Document or any action taken or omitted by the Collateral Agent hereunder or thereunder. The obligations of each of the Lenders, the Certificateholders and the Revolving Credit Lenders set forth in this Section 10.6 shall survive any termination of this Agreement.

        Section 10.7. Credit Decision. Each Secured Party acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such financial statements and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Secured Party also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action permitted to be taken or omitted under this Agreement and the Related Documents.

        Section 10.8. Successor Collateral Agent; Removal. (a) The Collateral Agent may resign at any time by giving written notice thereof to the Secured Parties and the Lessor, provided that no such resignation shall take effect until a successor collateral agent has been appointed and agreed to act as such under this Agreement. Upon any such resignation, the Majority Secured Parties shall appoint a successor to the Collateral Agent.

        (b) Upon the written request of Lenders, Certificateholders and Revolving Credit Lenders holding not less than 80% of the Total Funding Commitment or, if all Funding Commitments have been terminated, not less than 80% of the aggregate amount of all Outstanding Advances, Revolving Credit Advance and Certificateholder Advances, and provided that immediately upon the effectiveness of such resignation, such Lenders, Certificateholders and Revolving Credit Lenders appoint a successor to the Collateral Agent, the Collateral Agent shall resign and effective immediately upon such resignation, the Collateral Agent shall no longer be the Collateral Agent under this Agreement and the successor to the Collateral Agent so appointed shall immediately and thereafter become the Collateral Agent.

        (c) The decision of the Majority Secured Parties shall be binding upon all of the Secured Parties. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Article 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent.

        Section 10.9. Sharing by Secured Parties. (a) If any Secured Parties shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Secured Obligation owed to it in excess of the amount it would otherwise be entitled to receive pursuant to the provisions of Article 12 of this

Agreement (or, if such provisions are not applicable at the time of receipt of such payment, in excess of its ratable share based upon the amounts then owing, of payments on account of like Obligations obtained by all Secured Parties, such Secured Parties shall immediately so notify (the "Information Notice") the Collateral Agent. Promptly upon its receipt of an Information Notice from any Secured Parties, the Collateral Agent shall notify (the "Sharing Notice") all of the Secured Parties (based upon information contained in all Information Notices received by the Collateral Agent from the Secured Parties) of the amount or amounts (the "Excess Payment") received by one or more of the Secured Parties in excess of its or their ratable share of payments received by all of the Secured Parties on account of the Obligations. Within two Business Days of the giving of a Sharing Notice by the Collateral Agent, each Secured Parties which has received an Excess Payment (each, an "Excess Secured Parties") shall purchase from Secured Parties which have not received an Excess Payment (each, a "Deficit Secured Parties") such participations in the Obligations, as the case may be, owed to each Deficit Secured Parties as shall be necessary to cause such Excess Secured Parties to share its Excess Payment ratably with each Deficit Secured Parties; provided, however, that if all or any portion of such Excess Payment is thereafter recovered from an Excess Secured Parties, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

        (b) Each Credit Party agrees that any Secured Parties so purchasing a participation from another Secured Parties pursuant to this Section 10.9 may exercise all its rights of payment with respect to such participation as fully as if such Secured Parties were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Secured Parties receives a secured claim in lieu of a set-off to which this Section 10.9 would apply, such Secured Parties shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Secured Parties entitled under this
Section 10.9 to share in the benefits of any recovery on such secured claim.


                          ARTICLE 11 EVENTS OF DEFAULT

        Section 11.1. Events of Default. If any one or more of the following events (an "Event of Default") shall occur and be continuing, the Collateral Agent on behalf of the Secured Parties shall be entitled to exercise the remedies set forth in Section 11.2 hereof and in the Related Documents.

        (a) Any representation or warranty made or deemed made by any Credit Party in this Agreement, any Related Document to which it is a party, or any certificate, financial statement or other document delivered pursuant hereto or thereto shall not be Accurate and Complete on any date as of which made or deemed made; or

        (b) (i) The Lessee shall fail to pay Basic Rent and such failure shall continue for more than five (5) Business Days after such payment is due pursuant to Section 7 of the

Master Lease, or (ii) any Credit Party shall default in the payment when due of any other amount payable to any Secured Party hereunder or under any Related Document to which it is a party, and the failure to pay such other amount referred to in this clause (ii) shall continue for 10 days after receipt of notice thereof; or

        (c) Any Credit Party shall fail to perform or observe any covenant or obligation contained in Section 8.3 of this Agreement and, if such covenant or obligation shall be contained in subsections (h), (l) or (m) of Section 8.3 of this Agreement (other than, in the case of subsection (m) of Section 8.3, the failure by the Lessee to make any payment under the Ground Sublease or any other failure by the Lessee that could permit the Ground Sublessor to terminate the Ground Sublease within thirty (30) days after the occurrence thereof), such failure shall continue for 30 days after the Lessee becomes aware of such failure; or

        (d) Any Credit Party shall fail to perform or observe any other covenant or obligation of such Credit Party the performance or observance of which is owed to any Secured Party hereunder, and such failure shall continue for 30 days after such Credit Party becomes aware of such failure (other than any failure described in Subsection 11.1(b) or (c) above); provided that if such failure is of such a nature that it is not capable of being cured within such 30-day period, and the Lessee promptly commences appropriate steps to cure such failure within such 30-day period and continues to pursue such cure with diligence and good faith thereafter, unless the Collateral Agent or the Majority Secured Parties determine that such delay could reasonably be expected to have a Material Adverse Effect, such 30-day period shall be extended to 90 days; or

        (e) Any Credit Party shall default in the payment when due of any principal of or premium (if any) or interest on any Indebtedness (other than Indebtedness owing to any Secured Party) of $1,000,000 or more and such default shall continue beyond any applicable grace period, or shall fail to observe or perform any terms of any instrument pursuant to which any such Indebtedness was created or of any mortgage, indenture or other agreement relating thereto if the effect of such failure is to cause or permit the acceleration of such Indebtedness and such failure shall not have been waived pursuant thereto; or

        (f) The entry of a decree or order for relief in respect of any Credit Party by a court having jurisdiction in the premises, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of such Credit Party or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law; or the commencement against any Credit Party of an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, and the continuance of any such case unstayed and in effect for a period of 60 consecutive days; or

        (g) The commencement by any Credit Party of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of such Credit Party or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the failure of any Credit Party generally to pay its debts as such debts become due or the taking of any corporate action in furtherance of any of the foregoing; or

        (h) An "Event of Default" shall occur under Section 18 of the Master Lease or Section 5.01 of the Construction Agency Agreement or an "Event of Default" shall occur under the Credit Agreement, the Revolving Credit Agreement or any Security Document; or

        (i) One or more final judgments for the payment of money shall be rendered against any Credit Party in an aggregate amount in excess of $1,000,000 and the same shall remain undischarged for a period of 30 days during which execution of such judgment shall not be effectively stayed; or

        (j) The Master Lease, the Construction Agency Agreement, the Guaranties, or any of the Security Documents shall cease to be in full force and effect (except for any termination of the Construction Agency Agreement or Master Lease in accordance with its terms not due to the occurrence of a default thereunder).

        Section 11.2. Default Remedies. If any Event of Default shall occur and be continuing, then and in every such event, and at any time thereafter during the continuance of such Event of Default, the Collateral Agent may, and at the request of the Majority Secured Parties shall, by written notice to each Credit Party and each Secured Party, take one or more of the following actions: (a) terminate the Commitments, the Certificateholder Commitments and the Revolving Credit Commitments, and (b) declare the Obligations to be forthwith due and payable, whereupon (subject to the limitations set forth in the Construction Agency Agreement and the Master Lease) the Obligations shall become forthwith due and payable together with all other amounts payable by the Credit Parties under this Agreement and the other Related Documents, without presentment, demand, protest or any other notice of any kind, all of which are expressly waived; provided, however, that if any of the Events of Default set forth in paragraphs (f) or (g) of Section 11.1 hereof shall occur with respect to any Credit Party, then without any notice to any Credit Party or any other act by the Collateral Agent or any other Person (i) the Commitments, the Certificateholder Commitments and the Revolving Credit Commitments shall immediately become terminated, and (ii) the Obligations shall become forthwith due and payable, all without presentment, demand, protest or notice of any kind, all of which are expressly waived. In the event of a declaration by the Collateral Agent pursuant to clause (b) above, the Collateral Agent may enforce its rights hereunder and under any other instrument or agreement delivered in connection herewith and take any other action to which it is entitled hereunder, thereunder, or by law, whether for the specific performance of any covenant or agreement contained in this Agreement, in any such instrument or agreement or to enforce payment as provided herein, therein, or by law.

        Section 11.3. Set-off. (a) Each Secured Party is hereby authorized at any time and from time to time, upon the occurrence and during the continuance of any Event of Default, without prior notice to any Credit Party, to the fullest extent permitted by law, to set-off and apply any and all balances, credits, deposits (general or special, time or demand, provisional or final including certificates of deposit whether matured or unmatured), accounts or monies at any time held and other indebtedness at any time owing by such Secured Party at any of its branches or affiliates to or for the account of such Credit Party, including the Collateral Account and any Permitted Investments held therein, against any and all of the amounts owing by the Credit Parties under this Agreement or the Related Documents, whether or not (i) such Secured Party shall have made any demand hereunder or thereunder, (ii) the Collateral Agent shall have declared any or all of the Secured Obligations to be due and payable or (iii) any of such Secured Obligations shall be contingent or unmatured. The rights of Secured Parties under this Section 11.3 are in addition to, and do not derogate from or impair, other rights and remedies (including, without limitation, other rights of set-off) which the Secured Parties may have.

        (b) Each Secured Party agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise receive payment of a proportion of the aggregate amount due to it which is greater than the amount it would otherwise have received had such amount been deposited in the Collateral Account and disbursed by the Collateral Agent for application in accordance with Article 12, the Secured Party receiving such proportionately greater payment shall purchase participations in the Obligations held by the other Secured Parties and such other adjustments shall be made, as may be required so that all such payments of Obligations held by the Secured Parties shall be shared by the Secured Parties in accordance with the priorities set forth in Article 12 of this Agreement. Each Credit Party agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in any Obligation, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other collection rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Credit Party in the amount of such participation.


                ARTICLE 12. APPLICATION OF PAYMENTS AND PROCEEDS

        Section 12.1. Collection and Allocation of Payments and Other Amounts.

        (a) Each Credit Party has agreed pursuant to Section 5.9 and otherwise in accordance with the terms of this Agreement to pay to (i) the Collateral Agent any and all Rent (excluding Excepted Payments) and any and all other amounts of any kind or type under any of the Related Documents due and owing or payable to any Person and (ii) each Person entitled thereto, the Excepted Payments. Promptly after receipt, the Collateral

Agent shall deposit into the Collateral Account and shall disburse such amounts in accordance with this Section 12.1, such amounts received from any Credit Party.

        (b) Payments and other amounts received by the Collateral Agent from time to time in accordance with the terms of subparagraph (a) shall be applied and allocated as follows:

                (i) Any such payment or amount identified as or deemed to be Basic Rent shall be allocated and disbursed by the Collateral Agent first, ratably to the Lenders and the Certificateholders for application to the payment of interest on the Advances and thereafter the principal of the Advances then due and payable and to the payment of accrued yield on the Certificates and thereafter any portion of the Certificateholder Advances then due and payable; and second, if no Potential Default or Event of Default has occurred and is continuing to such Person or Persons as the Lessee may designate; provided, that if a Potential Default or Event of Default has occurred and is continuing, such excess (if any) shall instead be held by the Collateral Agent until the earlier of (A) the first date thereafter on which no Potential Default or Event of Default shall be continuing (in which case such payments or returns shall then be made to such other Person or Persons as the Lessee may designate), (B) the Final Date (in which case such amounts shall be applied and allocated in the manner contemplated by the applicable provisions of this Article 12) and (C) the date of any Acceleration (in which case such amounts shall be applied and allocated in the manner set forth in Section 12.5 hereof).

                (ii) If on any date the Collateral Agent or the Lessor shall receive any amount in respect of (A) any Casualty or Condemnation pursuant to Sections 15 or 16 of the Master Lease (excluding any payments in respect thereof which are payable to the Lessee in accordance with the Master Lease), or (B) any payment required to be made or elected to be made by the Construction Agent to the Lessor pursuant to the terms of the Construction Agency Agreement, then in each case, the Lessor shall be required to pay such amount received (1) if no Acceleration has occurred, to prepay the outstanding principal balance of the Advances and the outstanding amount of the Certificateholder Advances, on a pro rata basis, or (2) if an Acceleration has occurred, to apply and allocate such proceeds in accordance with Section 12.5 hereof.

                (iii) An amount equal to any such payment identified as Additional Rent shall be applied and allocated by the Collateral Agent to the payment of any amounts then owing to the Collateral Agent, the Lenders, the Certificateholders and the other parties to the Related Documents (or any of them) (other than any such amounts payable pursuant to the preceding provisions of this Section 12.1) as shall be determined by the Collateral Agent in its reasonable discretion;

                (iv) The Collateral Agent in its reasonable judgment shall identify the nature of each payment or amount received by the Collateral Agent and apply and allocate each such amount in the manner specified above.

        (c) Each Secured Party hereby agrees that (i) it shall not exercise any rights or remedies against any Credit Party or its property, including, without limitation, any right of set-off or counterclaim, whether granted pursuant to any Related Document, arising at law or in equity or otherwise, without the prior written consent of the Majority Secured Parties, and (ii) the Collateral Agent shall be the sole party entitled to exercise rights and remedies against the Lessor; provided, however, that nothing herein shall be deemed to preclude or prohibit the acceleration of the maturity of any of the Obligations as provided in the Related Documents.

        Section 12.2. Application of Proceeds Upon Sale of Property and Equipment. Upon the sale of the Property and Equipment pursuant to Section 12(a) of the Master Lease, all Cash Proceeds from such sale, together with all other amounts payable by any Credit Party in connection with such sale in accordance with the provisions of Section 12 of the Master Lease, shall be paid to the Collateral Agent for deposit into the Collateral Account and shall be disbursed by the Collateral Agent to the respective Secured Parties set forth below for application to the Obligations of such Secured Parties in the following order of priority:

        (a) First, to the Collateral Agent, the Agent and the Owner Trustee, an amount equal to all Additional Amounts then due and payable by the Credit Parties consisting of all losses, damages, costs and expenses incurred and sustained by the Collateral Agent, the Agent or the Owner Trustee in connection with such sale of the Property and Equipment;

        (b) Second, to the Collateral Agent, the Agent and the Owner Trustee, an amount equal to all other Additional Amounts then due and payable by the Credit Parties consisting of all other accrued and unpaid fees and expenses of the Collateral Agent, the Agent and the Trust Company due and payable by the Credit Parties under the Related Documents;

        (c) Third, to the respective Secured Parties owed such amounts, an amount equal to all other Additional Amounts then due and payable by the Credit Parties under the Related Documents; and

        (d) Fourth, to the Tranche A Lenders, the Tranche B Lenders and the Certificateholders, an amount equal to the outstanding principal amount of the Tranche A Notes and Tranche B Notes, together with accrued and unpaid interest thereon, plus the outstanding amount of Certificates, together with accrued and unpaid yield thereon; provided, however, that if upon the sale of the Property and Equipment, the provisions of Section 12(b)(iii) of the Master Lease shall apply, the amounts to be applied pursuant to this clause (d) shall be applied in the following order of priority:

                (i) First, to the Tranche A Lenders, an amount equal to the outstanding principal amount of Tranche A Term Notes, together with accrued and unpaid interest thereon;

                (ii) Second, to the Tranche B Lenders, an amount equal to the outstanding principal amount of Tranche B Term Notes, together with accrued and unpaid interest thereon; and

                (iii) Third, to the Certificateholders, an amount equal to the outstanding amount of the Certificates, together with accrued and unpaid yield thereon.

        Section 12.3. Application of Proceeds Upon Purchase of Property and Equipment by Lessee. Upon the exercise by the Lessee of its option to purchase the Property and Equipment pursuant to Section 13(a) of the Master Lease or pursuant to Section 12 of the Master Lease, the Lessee shall pay to the Collateral Agent for deposit into the Collateral Account the purchase price payable in connection with the Lessee's purchase of the Property and Equipment as set forth in the Master Lease, and the Collateral Agent shall disburse such proceeds to the Secured Parties for application to the Obligations in the order of priority set forth in Section 12.2 of this Agreement.

        Section 12.4. Application of Proceeds of Surrender Payment Upon Surrender of Property and Equipment by Lessee. Upon the exercise by the Lessee of its option to surrender the Property and Equipment in accordance with Section 13(b) of the Master Lease, (a) the Lessee shall pay to the Collateral Agent for deposit into the Collateral Account the Surrender Payment, and the Collateral Agent shall disburse such Surrender Payment to the Tranche A Lenders for application by the Tranche A Lenders (i) first, to all Additional Amounts then due and payable by the Credit Parties in respect of the Tranche A Term Notes,
(ii) second, to accrued and unpaid interest on the Tranche A Term Notes, and
(iii) third, to the outstanding principal amount of Tranche A Term Notes, and
(b) upon the sale by the Collateral Agent or the Lessor of the Property and Equipment, or any portion thereof, the Cash Proceeds from the sale of such Property and Equipment shall be deposited in the Collection Account and shall be disbursed by the Collateral Agent to the following Secured Parties for application to the Obligations of such Secured Parties in the following order of priority:

        (a) First, to the Collateral Agent, the Agent and the Owner Trustee, an amount equal to all Additional Amounts consisting of all losses, damages, costs and expenses sustained or incurred by Collateral Agent, the Agent or the Owner Trustee by reason of the sale of such Property and Equipment;

        (b) Second, to the Collateral Agent, the Agent and the Owner Trustee, an amount equal to all other Additional Amounts then due and payable by the Credit Parties to the Collateral Agent, the Agent or the Owner Trustee in accordance with the terms of the Related Documents;

        (c) Third, to the Tranche B Lenders and the Certificateholders, an amount equal to all other Additional Amounts then due and payable by the Credit Parties to the Tranche B Lenders and the Certificateholders;

        (d) Fourth, to the Tranche B Lenders, an amount equal to the outstanding principal amount of all Tranche B Notes, together with accrued and unpaid interest thereon; and

        (e) Fifth, to the Certificateholders, an amount equal to the aggregate outstanding amount of Certificates, together with accrued and unpaid yield thereon.

        Section 12.5. Application of Proceeds Upon Exercise of Remedies Upon Event of Default. Upon the exercise of any rights or remedies by the Collateral Agent or any Secured Party upon the occurrence of an Event of Default and Acceleration, whether such remedies are provided for in the Related Documents, are available at law or in equity or otherwise:

        (a) to the extent that the Collateral Agent or such Secured Party shall have realized any Trust Proceeds, such Trust Proceeds shall be deposited in the Collateral Account and the Collateral Agent shall disburse such Trust Proceeds to the following Secured Parties for application to the Obligations of such Secured Parties in the following order of priority:

                (i) first, to the Collateral Agent, the Agent and the Owner Trustee, an amount equal to all Additional Amounts then due and payable consisting of the costs and expenses of the Collateral Agent, the Agent and the Lessor incurred in connection with the enforcement of the Related Documents and the realization of such Trust Proceeds;

                (ii) second, to the Collateral Agent, the Agent and the Trust Company, an amount equal to all other Additional Amounts then due and payable under the Related Documents and consisting of accrued and unpaid fees and expenses of the Collateral Agent, the Agent and the Trust Company (after giving effect to the application of all MiniMed Proceeds to the payment thereof in accordance with clause (b)(ii) of this Section 12.5);

                (iii) third, to the Tranche B Lenders and the Certificateholders, an amount equal to all other Additional Amounts then due and payable by the Credit Parties under the Related Documents to the Tranche B Lenders and the Certificateholders;

                (iv) fourth, to the Tranche B Lenders, an amount equal to the outstanding principal amount of the Tranche B Notes, together with accrued and unpaid interest thereon; and

                (v) fifth, to the Certificateholders, an amount equal to the outstanding amount of all Certificates, together with accrued and unpaid yield thereon; and

        (b) to the extent that the Collateral Agent or such Secured Party shall have realized any MiniMed Proceeds (including, without limitation, any proceeds realized in respect of the right of the Lessee to receive excess Trust Proceeds upon satisfaction in full of all Obligations described in clause (a) above), the Collateral Agent or such Secured Party shall deposit such MiniMed Proceeds in the Collateral Account and the Collateral Agent shall disburse such MiniMed Proceeds to the following Secured Parties for the application to the Obligations of such Secured Parties in the following order of priority:

                (i) First, to the Collateral Agent, the Agent and the Owner Trustee, an amount equal to all Additional Amounts then due and payable under the Related Documents consisting of all costs and expenses incurred by the Collateral Agent, the Agent and the Owner Trustee with respect to enforcement of the Related Documents and realization of the MiniMed Proceeds;

                (ii) Second, to the Collateral Agent, the Agent and the Owner Trustee, an amount equal to all other Additional Amounts then due and payable under the Related Documents consisting of accrued and unpaid fees and expenses of the Collateral Agent, the Agent and the Owner Trustee;

                (iii) Third, to the Tranche A Lenders and the Revolving Credit Lenders, an amount equal to all other Additional Amounts then due and payable to the Revolving Credit Lenders and the Revolving Credit Lenders under the Related Documents respectively Tranche A Notes and the Revolving Credit Notes (to be applied pro rata based upon the outstanding principal amounts of the Tranche A Notes and Revolving Credit Notes);

                (iv) Fourth, to the Tranche A Lenders and the Revolving Credit Lenders, an amount equal to the aggregate outstanding principal amount of Tranche A Notes and Revolving Credit Notes, together with accrued and unpaid interest thereon (to be applied pro rata to such Obligations based upon the outstanding principal amounts of the Tranche A Notes and Revolving Credit Notes);

                (v) Fifth, to the Tranche B Notes and Certificateholders, an amount equal to all other Additional Amounts then due and payable to the Tranche B Lenders and Certificateholders pursuant to the Related Documents (to be applied pro rata based upon the respective outstanding amounts thereof); and

                (vi) Sixth, to the Tranche B Lenders and the Certificateholders, an amount equal to the outstanding principal amount of the Tranche B Notes and the outstanding amount of the Certificates, together with accrued and unpaid interest on the Tranche B Notes and accrued and unpaid yield on the Certificates to be applied pro rata to such Obligations based upon the outstanding amounts thereof).


                          ARTICLE 13. INDEMNIFICATION.

        Section 13.1. General Indemnity. Whether or not any of the transactions contemplated hereby shall be consummated, the Indemnity Provider hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims, which may be imposed on, incurred by or asserted against an Indemnified Person by any third party, including without limitation Claims arising from the negligence of an Indemnified Person (but not to the extent such Claims arise from the gross negligence or willful misconduct of such Indemnified Person itself, as determined by a court of competent jurisdiction, as opposed to gross negligence or willful misconduct imputed to such Indemnified Person) in any way relating to or arising or alleged to arise out of the execution, delivery, performance or enforcement of this Agreement, the Master Lease or any other Related Document or on or with respect to the Property or any component thereof, including without limitation Claims in any way relating to or arising or alleged to arise out of
(a) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, refurbishment, development, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, occupancy, operation, maintenance repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of the Property or any part thereof, including without limitation the acquisition, holding or disposition of any interest in the Property, Master Lease or agreement comprising a portion of any thereof; (b) any latent or other defects in the Property or any portion thereof whether or not discoverable by an Indemnified Person or the Indemnity Provider; (c) a violation of Environmental Requirements, Environmental Damages or other loss of or damage to any property or the environment relating to the Property, the Master Lease, the Construction Agency Agreement or the Indemnity Provider; (d) the Related Documents or any transaction contemplated thereby; (e) any breach by the Indemnity Provider of any of its representations or warranties under the Related Documents to which the Indemnity Provider is a party or failure by the Indemnity Provider to perform or observe any covenant or agreement to be performed by it under any of the Related Documents; (f) the transactions contemplated hereby or by any other Related Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA; and (g) personal injury, death or property damage, including without limitation Claims based on strict or absolute liability in tort. Notwithstanding anything to the contrary set forth herein, during the Construction Period the Lessee shall not be obligated under any of the Related Documents to indemnify any Person with respect to any cost arising from third party damage claims other than those third party damage claims caused by or resulting from the actions or failure to act by the Lessee or any of its agents, employees, consultants, contractors or subcontractors (or any one else under the control of the Lessee or such Persons), while the Lessee is in possession or control of the Property.

        Section 13.2. General Tax Indemnity.

        (a) The Indemnity Provider shall pay and assume liability for, and does hereby agree to indemnify, protect and defend the Property and Equipment and all Indemnified Persons, and hold them harmless against, all Impositions on an After Tax Basis, and all payments pursuant to the Related Documents shall be made free and clear of and without deduction for any and all present and future Impositions.

        (b) Notwithstanding anything to the contrary in Section 13.2(a) hereof, the following shall be excluded from the indemnity required by Section 13.2(a):

                (i) Impositions (other than Impositions that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on a Indemnified Person (other than the Lessor, the Owner Trustee and the Trust Estate) by the United States federal government that are based on or measured by the net income (including without limitation taxes based on capital gains and minimum taxes) of such Person; provided, that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                (ii) Impositions (other than Impositions that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed on any Indemnified Person (other than the Lessor, the Owner Trustee and the Trust Estate) by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are based upon or measured by the net income (including without limitation taxes based on capital gains and minimum taxes) of such Person; provided that such Impositions shall not be excluded under this subparagraph (ii) to the extent such Impositions would have been imposed had the location, possession or use of the Property in, the location or the operation of the Lessee in, or the Lessee's making payments under the Related Documents from, the jurisdiction imposing such Impositions been the sole connection between such Indemnified Person and the jurisdiction imposing such Impositions; provided, however, that the Indemnity Provider shall not have any obligation to indemnify any Indemnified Person for any unitary tax obligations of the Indemnified Person beyond that portion of such tax obligation directly attributable to the payments received under the Related Documents; provided, further, that this clause (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made; and

                (iii) any Imposition to the extent it relates to any act, event or omission that occurs after the termination of the Master Lease and redelivery or sale of the Property in accordance with the terms of the Master Lease (but not any Imposition that relates to such termination, redelivery or sale, or to any period prior to such termination, redelivery or sale); and

        (c) (i) The Indemnity Provider shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Indemnity Provider shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified Person copies of official receipts or other satisfactory proof evidencing such payment.

                (ii) In the case of Impositions which the Indemnity Provider pays directly to the taxing authorities, the Indemnity Provider shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Indemnity Provider reimburses an Indemnified Person, the Indemnity Provider shall do so within thirty (30) days after receipt by the Indemnity Provider of demand by such Indemnified Person describing in reasonable detail the nature of the Imposition and the basis for the demand (including without limitation the computation of the amount payable), accompanied by receipts or other reasonable evidence of such demand. In the case of Impositions for which a contest is conducted, the Indemnity Provider shall pay such Impositions or reimburse such Indemnified Person for such Impositions, to the extent not previously paid or reimbursed pursuant to Section 13.2(a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of such contests.

        (d) The Indemnity Provider shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of the Property and Equipment and any other tax returns required for the Owner Trustee respecting the transactions described in the Related Documents. In case any other report or tax return shall be required to be made with respect to any obligations of the Indemnity Provider under or arising out of Section 13.2(a) and of which the Indemnity Provider has knowledge or should have knowledge, the Indemnity Provider, at its sole cost and expense, shall notify the relevant Indemnified Person of such requirement and (except if such Indemnified Person notifies the Indemnity Provider that such Indemnified Person intends to prepare and file such report or return) (A) to the extent required or permitted by and consistent with applicable legal requirements, make and file in the Indemnity Provider's name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such Indemnified Person of such fact and prepare such return, statement or report for filing by such Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Indemnity Provider under or arising out of Section 13.2(a), provide such Indemnified Person at the Indemnity Provider's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Indemnity Provider under or arising out of Section 13.2(a).

        (e) As between the Indemnity Provider on one hand, and each Secured Party on the other hand, the Indemnity Provider shall be responsible for, and the Indemnity Provider shall indemnify and hold harmless each Secured Party (without duplication of any indemnification required by Section 13.2(a)) on an After Tax Basis against, any obligation for United States or foreign withholding taxes or similar levies, imposts, charges, fees, deductions or withholdings (collectively, "Withholdings") imposed in respect of the interest payable on the Advances or Revolving Credit Advances or the yield payable on the Certificateholder Advances or with respect to any other payments under the Related Documents (all such payments being referred to herein as "Exempt Payments" to be made without deduction, withholding or set off) (and, if any Secured Party receives a demand for such payment from any taxing authority or a Withholding is otherwise required with respect to any Exempt Payment, the Indemnity Provider shall discharge such demand on behalf of such Secured Party); provided, however, that the obligation of the Indemnity Provider under this Section 13.2(e) shall not apply to:

                (i) any Lender that has failed to comply with the requirements of Section 11.13 of the Credit Agreement, or

                (ii) any Certificateholder that has failed to comply with the requirements of Section 11.15 of the Trust Agreement, or

                (iii) any Revolving Credit Lender that has failed to comply with the provisions Section 11.11 of the Revolving Credit Agreement;

if in any such case compliance would have avoided such Withholdings.

        (f) The Indemnity Provider shall be entitled for a period of 30 days from receipt of notice from such Indemnified Person (or such shorter period as such Indemnified Person has notified the Indemnity Provider is required by law or regulation for such Indemnified Person to commence such contest), to request in writing that such Indemnified Person contest such Imposition, at the Indemnity Provider's expense. If the Indemnity Provider shall have posted a bond or other security satisfactory to the relevant Indemnified Person in the amount of such Imposition and (x) such contest can be pursued in the name of the Indemnity Provider and independently from any other proceeding involving an Imposition liability of such Indemnified Person for which the Indemnity Provider has not agreed to indemnify such Indemnified Person, (y) such contest must be pursued in the name of such Indemnified Person, but can be pursued independently from any other proceeding involving an Imposition liability of such Indemnified Person for which the Indemnity Provider has not agreed to indemnify such Indemnified Person, then the Indemnity Provider shall be permitted to control the contest of such claim, provided that in the case of a contest described in clause (y), if such Indemnified Person determines in good faith that such contest by the Indemnity Provider could have a material adverse impact on the business or operations of such Indemnified Person, such Indemnified Person may elect to control or reassert control of the contest, and provided, that by taking control of the contest, the Indemnity Provider acknowledges that it is responsible for the Imposition ultimately determined to be due. In no event shall the Indemnity Provider be permitted to contest (or such Indemnified Person required to contest) any claim (A) if such Indemnified Person provides the Indemnity Provider with a legal opinion of counsel reasonably acceptable to the Indemnity Provider that such action, suit or proceeding involves a risk of imposition of criminal liability or will involve a material risk of the sale, forfeiture or loss of, of the creation of any Lien (other than a Permitted Lien) on the Property, (B) if an Event of Default has occurred and is continuing, (C) unless the Indemnity Provider shall have agreed to pay and shall pay, to such Indemnified Person on demand all reasonable out-of-pocket costs, losses and expenses that such Indemnified Person may incur in connection with contesting such Imposition including all reasonable legal, accounting and investigatory fees and disbursements (and any retainer or deposit in respect of such costs, losses and expenses which such Indemnified Person deems to be appropriate), or (D) if such contest shall involve the payment of the Imposition prior to the contest, unless the Indemnity Provider shall have paid such Imposition on behalf of the Indemnified Party at no cost to the Indemnified Party and with no additional net after-tax costs to such Indemnified Person. In addition no Indemnified Person shall be required to contest any Imposition in a public forum (A) unless the amount of the Imposition exceeds $75,000 and (B) unless the Indemnity Provider shall have provided to such Indemnified Person an opinion of independent tax counsel selected by such Indemnified Person and reasonably acceptable to the Indemnity Provider that a reasonable basis exists to contest such claim. In no event shall an Indemnified Person be required to appeal an adverse judicial determination. The party conducting the contest shall consult in good faith with the other party and its counsel with respect to the contest of such claim for Impositions (or claim for refund) but the decisions regarding what actions to be taken shall be made by the controlling party in its sole judgment. Each Indemnified Person shall, at the Indemnity Provider's expense, supply the Indemnity Provider with such information and documents reasonably requested by the Indemnity Provider as are necessary or advisable for the Indemnity Provider to participate in any action, suit or proceeding.

        (g) If any Indemnified Person receives any refunds or credits for any Imposition that are attributable to amounts paid by an Indemnity Provider pursuant to this Section 13.2, as determined by such Indemnified Person in its good faith discretion, such Indemnified Person shall pay such amounts, without interest, to the Indemnity Provider provided that if any such refund or credit is subsequently disallowed, the Indemnity Provider shall return such amounts (including any interest or penalties owed by the Indemnified Person) with respect thereto, to such Indemnified Person.

        Section 13.3. Proceedings in Respect of Claims.

        (a) With respect to any amount that the Indemnity Provider is requested by an Indemnified Person to pay by reason of Section 13.1 or Section 13.2, such Indemnified Person shall, if so requested by the Indemnity Provider, submit such additional information to the Indemnity Provider as the Indemnity Provider may reasonably request and which is in the possession of such Indemnified Person to substantiate properly the requested payment.

        (b) In case any action, suit or proceeding shall be brought against any Indemnified Person, such Indemnified Person shall notify the Indemnity Provider of the commencement thereof, and the Indemnity Provider shall be entitled, at the Indemnity

Provider's expense, to participate in a reasonable manner in, and, to the extent that the Indemnity Provider desires to, assume and control the defense of such action, suite or proceeding; provided, however, that the Indemnity Provider shall have acknowledged in writing its obligation to fully indemnify such Indemnified Person in respect of such action, suit or proceeding and shall have posted a bond or other security satisfactory to the relevant Indemnified Person in an amount equal to the maximum aggregate liability to which such Indemnified Person may be subject; provided, further, that the Indemnity Provider shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that (1) in the reasonably opinion of such Indemnified Person (x) such action, suit or proceeding involves any risk of imposition of criminal liability or will involve a risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Property or any part thereof or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (2) such proceeding involves claims not fully indemnified by the Indemnity Provider which the Indemnity Provider and the Indemnified Persons have been unable to sever from the indemnified claim(s), or (3) an Event of Default has occurred and is continuing. In the event the Indemnity Provider assumes the defense of any such action, suit or proceeding as described above, (i) the Indemnity Provider shall keep such Indemnified Person fully apprised of the status of such action, suit or proceeding and shall provide such Indemnified Person with all information with respect to such action, suit or proceeding as such Indemnified Person shall reasonably request, (ii) the Indemnified Person may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Indemnity Provider in accordance with the foregoing, and (iii) the Indemnity Provider shall not enter into any settlement or other compromise with respect to any claim against which an Indemnified Person is entitled to be indemnified under Section 13.1 or Section 13.2 without the prior written consent of such Indemnified Person, which consent shall not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnified Person and resulting in the unconditional release and satisfaction of all claims against and liability of such Indemnified Person.

        (c) Each Indemnified Person shall at the expense of the Indemnity Provider supply the Indemnity Provider with such information and documents reasonably requested by the Indemnity Provider as are necessary or advisable for the Indemnity Provider to participate in any action, suit or proceeding to the extent permitted by Section 13.1 or Section 13.2.

        (d) Upon payment in full of any claim by the Indemnity Provider pursuant to Section 13.1 or Section 13.2 to or on behalf of an Indemnified Person and to the extent permitted under applicable law, the Indemnity Provider, without any further action, shall be subrogated to any and all claims that such Indemnified Person may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnified Person at its own expense and claims that are not independent or severed from claims not indemnified hereunder), and such Indemnified Person shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with the Indemnity Provider and give such further assurances as are necessary or advisable to enable the Indemnity Provider to pursue such claims.

        (e) Any amount payable to an Indemnified Person pursuant to Section 13.1 or Section 13.2 shall be paid to such Indemnified Person promptly upon receipt of a written demand therefor from such Indemnified Person, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

        (f) Notwithstanding anything in this Article 13 to the contrary, no Indemnified Person shall be obligated to provide any information or documents to the Indemnity Provider (whether in connection with any action, suit or proceeding or otherwise) if such information or documents consist of or contain any confidential information or any information or documents which the Indemnified Person believes, based upon the advice of counsel, could prejudice, compromise or waive its attorney-client privilege, its right to assert the attorney-work product doctrine or any other legal or equitable privilege.

        Section 13.4. EXPRESS INDEMNIFICATION FOR ORDINARY NEGLIGENCE, STRICT LIABILITY, ETC. WITHOUT LIMITING THE GENERALITY OF THE INDEMNIFICATION PROVISIONS OF ANY AND ALL OF THE RELATED DOCUMENTS, EACH PERSON PROVIDING INDEMNIFICATION OF ANOTHER PERSON UNDER ANY RELATED DOCUMENT HEREBY FURTHER EXPRESSLY RELEASES EACH BENEFICIARY OF ANY SUCH INDEMNIFICATION FROM ALL CLAIMS FOR LOSS OR DAMAGE, DESCRIBED IN ANY RELATED DOCUMENT, CAUSED BY ANY ACT OR OMISSION ON THE PART OF ANY SUCH BENEFICIARY ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY, AND INDEMNIFIES, EXONERATES AND HOLDS EACH SUCH BENEFICIARY FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, CLAIMS, LOSSES, COSTS, LIABILITIES, DAMAGES AND EXPENSES (INCLUDING WITHOUT LIMITATION ATTORNEY'S FEES AND EXPENSES), DESCRIBED ABOVE, INCURRED BY ANY SUCH BENEFICIARY (IRRESPECTIVE OF WHETHER ANY SUCH BENEFICIARY IS A PARTY TO THE ACTION FOR WHICH INDEMNIFICATION UNDER THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT IS SOUGHT) ATTRIBUTABLE TO THE ORDINARY NEGLIGENCE (WHETHER SOLE OR CONTRIBUTORY) OR STRICT LIABILITY OF ANY SUCH BENEFICIARY.


                         ARTICLE 14. GENERAL PROVISIONS

        Section 14.1. Assignment. (a) No Credit Party may assign its rights or obligations under this Agreement or any Related Documents without the prior written consent of the Majority Secured Parties, which consent may be given or withheld in the sole and absolute discretion of the Secured Parties; provided, however, that the Parent Guarantor may assign its rights and delegate its obligations under this Agreement and the Related Documents to any Person that is the surviving corporation of a merger or consolidation permitted under Section 14(j) of the Parent Guaranty.

        (b) Any Lender, Certificateholder or Revolving Credit Lender may assign all or a part of its rights and obligations under this Agreement and may grant, on a participating basis but not as a party to this Agreement, a participation or participations in all or any part of such Secured Party's rights and benefits under this Agreement to the extent permitted by and in accordance with, (i) in the case of the Lenders, the provisions of the Credit Agreement, (ii) in the case of the Certificateholders, the provisions of the Trust Agreement, and (iii) in the case of the Revolving Credit Lenders, the provisions of the Revolving Credit Agreement.

        Section 14.2. Amendments and Waivers. Any provision of this Agreement or any Related Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by each of the Credit Parties and the Majority Secured Parties (and, if the rights, obligations or duties of the Trust Company, Collateral Agent, Agent or Syndication Agent are affected thereby, by the Trust Company, Collateral Agent, Agent or Syndication Agent, respectively); provided, further, that no such amendment or waiver shall, unless approved by all the Revolving Credit Lenders, Lenders and Certificateholders, (a) change the definition of Majority Secured Parties, (b) amend this Section 14.2, (c) release all or any substantial portion of the Collateral, (d) reduce the amount or postpone the time fixed for the payment of any amount payable under the Construction Agency Agreement or the Master Lease (including, without limitation, purchase price, rent, additional rent and all other amounts of any kind whatsoever) or (e) impair the absolute and unconditional nature of the Construction Agent's obligations under the Construction Agency Agreement or the Lessee's obligations under the Master Lease; provided, further, however, that no such amendment or waiver shall, unless approved by each Secured Party directly affected thereby, (a) increase the amount of any obligation of such Secured Party to make Advances, Certificateholder Advances or Revolving Credit Advances, as the case may be, or subject such Secured Party to any additional obligation,
(b) reduce the principal of or rate of interest on any Advance or Revolving Credit Advance or the amount of or the rate of yield on any Certificateholder Advance or the rate at which any fees are payable to any such Secured Party under any Related Document, (c) postpone the date fixed for any payment of principal of or interest on any Advance or Revolving Credit Advance or the amount of or yield on any Certificateholder Advance, or the amount of any fees payable to such Secured Party under any Related Document; provided, further, however, that the Lessor and Assignee (as such term is used in the Master Lease) may not elect to proceed with any sale of the Property and Equipment pursuant to
Section 12(a) of the Master Lease resulting in Cash Proceeds less than the Termination Value plus amounts due under paragraph (c) of Section 12 of the Master Lease without the prior written consent of each of the Term Note B Lenders and each of the Certificateholders. Any amendment or waiver made pursuant to and in accordance with this Section 14.2 shall be binding upon the Secured Parties upon delivery of an executed or conformed copy of such waiver to the Secured Parties.

        Section 14.3. Notices. All notices, requests, demands and other communications to any party hereunder shall be in writing (including telex, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth below or such other address, telex or telecopier number as such party may hereafter specify by notice to the other parties listed below. Any notice, request, demand or other communication sent by telex or telecopier shall be promptly confirmed with a copy of such notice sent by courier or by first class mail.

                                            If to the Collateral Agent,ING
                                            (U.S.) Capital LLC Agent or
                                            Syndication Agent: 55 East 52nd
                                            Street, 33rd Floor New York, New
                                            York 10055 Attention: Chief Credit
                                            Officer Telecopier: (212) 750-8935

With copies of each such notice to be simultaneously given, delivered or served to the following addresses:

                                            ING (U.S.) Capital LLC
                                            Atlanta Office
                                            200 Galleria Parkway, Suite 950
                                            Atlanta, Georgia 30339
                                            Attention: Darren J. Wells
                                            Telecopier: (770) 951-1005

                                            King & Spalding
                                            191 Peachtree Street
                                            Atlanta, Georgia 30303-1763
                                            Attention: Hector E. Llorens
                                            Telecopier: (404) 572-5100

                                            If to a Lender: At the address set
                                            forth on the signature pages of the
                                            Credit Agreement or in the
                                            assignment agreement pursuant to
                                            which such Lender became a party to
                                            the Credit Agreement and this
                                            Agreement

 If to a Certificateholder:                 At the address set forth on the
                                            signature pages of the Trust
                                            Agreement or in the assignment
                                            agreement pursuant to which such

                                            Certificateholder became a party to
                                            the Trust Agreement and this
                                            Agreement

If to a Revolving Credit                    At the address set forth on the
                                            signature pages of the Lender:
                                            Revolving Credit Agreement or in the
                                            assignment agreement pursuant to
                                            which such Revolving Credit Lender
                                            became a party to the Revolving
                                            Credit Agreement and this Agreement

If to the Owner Trustee:                    First Security Bank, National
                                            Association
                                            79 South Main Street
                                            Salt Lake City, Utah 84111
                                            Attention: Val Orton
                                            Telecopier: (801) 246-5053

If to the Parent Guarantor:                 MiniMed Inc.
                                            12744 San Fernando Road
                                            Sylmar, California   91342
                                            Attention: General Counsel
                                            Telecopier: (818) 367-1460

With a copy of each such notice to be simultaneously given, delivered or served to the following served to the following address:

                                            Brobeck Phleger & Harrison
                                            55 West C Street, Suite 1300
                                            San Diego, California 92101
                                            Attention:  Scott Biel
                                            Telecopier: (619) 234-3848

If to the Lessee or other MiniMed Inc.
Credit Party:                               12744 San Fernando Road
                                            Sylmar, California   91342
                                            Attention: General Counsel
                                            Telecopier: (818) 367-1460

With a copy of each such notice to be simultaneously given, delivered or served to the following served to the following address:

                                            Brobeck Phleger & Harrison
                                            55 West C Street, Suite 1300
                                            San Diego, California 92101
                                            Attention:  Scott Biel
                                            Telecopier: (619) 234-3848

Each such notice, request or other communication shall be effective when actually received.

        Section 14.4 Cumulative Rights; No Waiver. The rights, powers and remedies of the Secured Parties hereunder are cumulative and in addition to all rights, powers and remedies provided under any and all agreements between any Credit Party and any Secured Party relating hereto, at law, in equity or otherwise. Neither any delay nor any omission by any Secured Party to exercise any right, power or remedy shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or any exercise of any other right, power or remedy.

        Section 14.5 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

        Section 14.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        Section 14.7 Headings. The Article and Section headings in this Agreement are for convenience of reference only and shall not affect the interpretation hereof.

        Section 14.8. Termination by Parent Guarantor. The Parent Guarantor may terminate this Agreement upon not less than 30 days' prior written notice to the Collateral Agent at any time; provided, however, that on the date specified by the Parent Guarantor for termination (a) there shall not be any Obligations then outstanding and (b) all amounts then due and payable to the Secured Parties under this Agreement or the Related Documents shall have been paid in full. No termination of this Agreement, for whatever reason, shall affect the obligations and liabilities of the Credit Parties hereunder which arose prior to such termination or any Secured Party's rights, powers and remedies with respect thereto. Upon any such termination all Commitments of the Secured Parties under the Related Documents shall terminate and any obligation of any Secured Party to make Advances, Certificateholder Advances or Revolving Credit Advances shall cease.

        Section 14.9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        Section 14.10. WAIVER OF JURY TRIAL. THE PARTIES HERETO KNOWINGLY, VOLUNTARILY AND EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ENFORCING OR DEFENDING ANY RIGHTS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION 14.10 HAVE BEEN BARGAINED FOR AND THAT IT HAS BEEN REPRESENTED BY COUNSEL IN CONNECTION THEREWITH.

        Section 14.11. Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Related Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of the Property to the Owner Trustee, the construction of the Improvements on and the installation of Equipment at the Property, Substantial Completion, any disposition of any interest of the Owner Trustee in the Property or the Equipment or any interest of the Certificateholders in the Trust Estate, or any disposition of any interest of the Lenders in the Notes or of the Revolving Credit

        Lenders in the Revolving Credit Notes, and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Related Documents. Except as otherwise expressly set forth herein or in other Related Documents, the indemnities of the parties provided for in the Related Documents shall survive the repayment of the Secured Obligations and the expiration or termination of any of the Related Documents.

        Section 14.12. Parties in Interest. Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

        Section 14.13. Liability Limited. Each of the Secured Parties and each of the Credit Parties acknowledge and agree that the Owner Trustee is entering into this Agreement and the other Related Documents to which it is a party (other than the Trust Agreement and except to the extent otherwise expressly provided in this Agreement or any other Related Document), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity, and that the Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Owner Trustee, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Related Documents.

        Section 14.14. Further Assurances. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Agreement, the other Related Documents and the transactions contemplated hereby and thereby (including without limitation the preparation, execution and filing of any and all Uniform Commercial Code financing statements, filings of Security Documents and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including without limitation any action specified in the preceding sentence), or as so requested by the Owner Trustee or the Collateral Agent, in order to maintain and protect all security interests provided for hereunder or under any other Related Document. In addition, in connection with the sale or other disposition of the Property and Equipment or any portion thereof, the Lessee agrees to execute such instruments of conveyance as may be reasonably required in connection therewith.

        Section 14.15. Financial Reporting/Tax Characterization. Each of the Credit Parties agrees to obtain advice from, and to consult and rely exclusively on, its own accountants and tax counsel regarding the financial reporting treatment and the tax characterization of the transactions described in the Related Documents. Each of the Credit Parties further acknowledges and agrees that Lessee shall not rely upon any statement of any Secured Party or any of its respective Affiliates or Subsidiaries regarding any such financial reporting treatment or tax characterization and that no Secured Party has made any representation as to such financial reporting treatment or tax characterization.

        Section 14.16. Confidentiality. Each of the Certificateholders, Lenders, Revolving Credit Lenders, Agent, Syndication Agent, Collateral Agent and Lessor shall hold all non-public, proprietary or confidential information (which has been identified as such by MiniMed) obtained pursuant to the requirements of this Agreement or any of the other Related Documents in confidence in accordance with its reasonable and customary procedures for handling confidential information of this nature and in accordance with safe and sound lending practices; provided however, that any Certificateholder, Lender, Revolving Credit Lender, the Agent, the Syndication Agent, the Collateral Agent and the Lessor may make disclosure of any such information to its examiners, Affiliates, outside auditors, counsel, consultants, appraisers and other professional advisors in connection with this Agreement and the other Related Documents or as reasonably required by any proposed transferee or participant in connection with a contemplated transfer of any Certificate, Note, Revolving Credit Note or participation therein or as required or requested by any Governmental Authority or representative thereof or in connection with the enforcement of this Agreement or any of the other Related Documents or pursuant to legal process; provided, however, that any such proposed transferee or participant shall have agreed in writing for the benefit of MiniMed to be bound by the terms of this
Section 14.16.

                            [signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


CONSTRUCTION AGENT
AND LESSEE:                                 MINIMED DEVELOPMENT CORP., as the
                                            Construction Agent and as the Lessee


                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                            Name:    Terrance H. Gregg
                                            Title:   President



GUARANTORS:                                 MINIMED INC, as the
                                            Parent Guarantor


                                            By: /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                            Name:    Terrance H. Gregg
                                            Title:   President



                                            EACH OF THE SUBSIDIARIES OF THE
                                            PARENT GUARANTOR LISTED ON
                                            SCHEDULE 1 HERETO, as the Subsidiary
                                            Guarantors


                                            By:  /s/  TERRANCE H. GREGG
                                               ---------------------------------
                                            Name:    Terrance H. Gregg
                                            Title:   President

OWNER TRUSTEE AND
LESSOR: FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the MiniMed Real Estate Trust 1999-1


                                            By:  /s/  VAL T. ORTON
                                               ---------------------------------
                                            Name:    Val T. Orton
                                            Title:   Vice President



SYNDICATION AGENT:                          ING BARING FURMAN SELZ LLC, as the
                                            Syndication Agent


                                            By:  /s/  DARREN J. WELLS
                                               ---------------------------------
                                            Name:    Darren J. Wells
                                            Title:   Managing Director



COLLATERAL AGENT, AGENT, REVOLVING CREDIT LENDER, LENDER AND CERTIFICATEHOLDER ING (U.S.) CAPITAL LLC, as Collateral Agent, Agent, Revolving Credit Lender, Lender and Certificateholder


                                            By:  /s/  DARREN J. WELLS
                                               ---------------------------------
                                            Name:    Darren J. Wells
                                            Title:  Managing Director

                                            CIBC, INC.

                                            By:  /s/  RICHARD L. VOGT
                                               ---------------------------------
                                            Name:    Richard L. Vogt
                                            Title:  Agent


                                            THE BANK OF NOVA SCOTIA


                                            By:  /s/  R. P. REYNOLDS
                                               ---------------------------------
                                            Name:    R. P. Reynolds
                                            Title:   Relationship Manager



                                            MERRILL LYNCH BUSINESS FINANCIAL
                                            SERVICES INC.


                                            By:  /s/  TED G. KOPCZYNSKI
                                               ---------------------------------
                                            Name:    Ted G. Kopczynski
                                            Title: Vice President

                                            COOPERATIEVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A., "RABOBANK
                                            NEDERLAND", NEW YORK BRANCH


                                            By:  /s/  ELLEN A. POLANSKY
                                               ---------------------------------
                                            Name:    Ellen A. Polansky
                                            Title: Vice President

                                            By:  /s/  IAN REECE
                                               ---------------------------------
                                            Name:    Ian Reece
                                            Title:  Senior Credit Officer


                                            SANWA BANK CALIFORNIA


                                            By:  /s/  TED A. DUNN
                                               ---------------------------------
                                            Name:    Ted A. Dunn
                                            Title: Vice President

                                            COMERICA WEST INCORPORATED


                                            By:  /s/  EMMANUEL M. SKEVOFILAX
                                               ---------------------------------
                                            Name:    Emmanuel M. Skevofilax
                                            Title: Assistant Vice President


                                            CITY NATIONAL BANK


                                            By:  /s/  ARMAN K. WALKER
                                               ---------------------------------
                                            Name: Arman K. Walker
                                            Title: Vice President


                                            SCOTIA BANK, INC.


                                            By:  /s/  WILLIAM E. ZARRETT
                                               ---------------------------------
                                            Name:    William E. Zarrett
                                            Title:  Senior Relationship Manager